UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Callon Petroleum Company

(Name of Registrant as Specified In Its Charter)

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NOTICE OF THE 2009 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
VOTING REQUIREMENTS
QUORUM AND OTHER MATTERS
PROPOSAL I
BENEFICIAL OWNERSHIP OF SECURITIES
EXECUTIVE COMPENSATION AND OTHER RELATED INFORMATION
PROPOSAL II
PROPOSAL III
SHAREHOLDERS’ PROPOSALS FOR 2010 ANNUAL MEETING
FINANCIAL STATEMENTS AND OTHER AVAILABLE DOCUMENTS
OTHER BUSINESS

CALLON PETROLEUM COMPANY
200 NORTH CANAL STREET
NATCHEZ, MISSISSIPPI 39120
NOTICE OF THE 2009 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, APRIL 30, 2009
     To Our Shareholders:
     Notice is hereby given and you are cordially invited to attend the 2009 Annual Meeting of Shareholders of the Company which will be held in Natchez, Mississippi, on Thursday, April 30, 2009, at 9:00 a.m., in the Grand Ballroom of the Country Inns & Suites, 111 Broadway Street, Natchez, Mississippi 39120, for the following purposes:
1.	To elect two Class III directors to hold office until the 2012 Annual Meeting of Shareholders;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009;

3.	To approve and ratify the Callon Petroleum Company 2009 Stock Incentive Plan; and

4.	To transact such other business as may properly come before the 2009 Annual Meeting or any adjournment or adjournments thereof.
     Specific details of the matters proposed to be put before the 2009 Annual Meeting are set forth in the proxy statement accompanying and forming part of this notice.
     Only shareholders of record at the close of business on March 9, 2009 will be entitled to notice of, and to vote at, the 2009 Annual Meeting, or any adjournment or postponements thereof. Each common share is entitled to one vote per share. Whether or not you plan to attend the 2009 Annual Meeting, we request that you sign, date and promptly mail the enclosed proxy in the pre-addressed envelope enclosed.
     Callon Petroleum Company’s proxy statement is attached. Financial and other information concerning the Company is contained in the Annual Report to Shareholders for the year ended December 31, 2008. Pursuant to new rules promulgated by the Securities and Exchange Commission (SEC), we have elected to provide access to the Company’s proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of the proxy material on the Internet. This proxy statement, the accompanying proxy card and the Company’s 2008 Annual Report to Shareholders are available at the Company’s website at www.callon.com. In accordance with SEC rules, you may access the proxy statement at www.callon.com, which does not have “cookies” that identify visitors to the site.

By Order of the Board of Directors

/s/ Robert A. Mayfield

Natchez, Mississippi	Robert A. Mayfield
March 30, 2009	Corporate Secretary
     IF YOU CANNOT ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE RETURN ENVELOPE ENCLOSED FOR YOUR USE. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ATTEND THE 2009 ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

PROXY STATEMENT

CALLON PETROLEUM COMPANY
200 North Canal Street
Natchez, Mississippi 39120
(601) 442-1601
2009 ANNUAL MEETING OF SHAREHOLDERS
THURSDAY, APRIL 30, 2009
SOLICITATION AND REVOCABILITY OF PROXIES
     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Callon Petroleum Company, a Delaware corporation, from shareholders of the Company for use at the 2009 Annual Meeting of Shareholders of the Company to be held on Thursday, April 30, 2009, at 9:00 a.m., in the Grand Ballroom of the Country Inns & Suites, 111 Broadway Street, Natchez, Mississippi 39120, and at any adjournment or postponement thereof. The purpose of the meeting is to consider and vote upon the matters described in the accompanying Notice of the 2009 Annual Meeting of Shareholders.
     A proxy in the form accompanying this proxy statement, when properly executed and returned, will be voted in accordance with the directions specified on the proxy, and otherwise in accordance with the judgment of the persons designated therein as proxies. Any proxy which does not withhold authority to vote or on which no other instructions are given will be voted for the election of the nominees named herein to the Board of Directors and in favor of the other proposals set forth in the notice. Any proxy may be revoked at any time before it is exercised by delivering, to the Corporate Secretary of the Company, written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the 2009 Annual Meeting. Proxies submitted by mail must be received on or before April 30, 2009. Submitting your proxy by mail will not affect your right to vote in person if you decide to attend the 2009 Annual Meeting. If a shareholder holds shares in a broker’s account and has given specific voting instructions, the shares will be voted in accordance with those instructions. If no voting instructions have been given, under rules of the New York Stock Exchange, the broker may decide how to vote with respect to those shares as to the Board nominees and the ratification of the Company’s independent registered public accounting firm for the 2009 fiscal year; without voting instructions, the broker may not decide how to vote with respect to those shares as to the approval of the Callon Petroleum Company 2009 Stock Incentive Plan.
     This proxy statement and the accompanying notice and form of proxy are being mailed to shareholders on or about March 30, 2009. The Annual Report for the Company’s fiscal year ended December 31, 2008 is also being mailed to shareholders contemporaneously with this proxy statement, although the Annual Report does not form a part of the material for the solicitation of proxies. The contents of this proxy statement have been approved by our Board of Directors.
     Proxies will be solicited primarily by mail, but employees of the Company may also solicit proxies in person or by telephone. Arrangements may be made with brokerage firms or other custodians, nominees, and fiduciaries to send proxy materials to the beneficial owners of our common stock for which the Company has agreed to pay those costs. In addition, the Company has retained the services of The Altman Group, Inc. to assist us in our solicitation efforts at an estimated cost of $5,500.
Matters to be Considered at the 2009 Annual Meeting of Shareholders
     Unless otherwise indicated, proxies in the form enclosed that are properly executed, duly returned, and not revoked will be voted in favor of (1) the election of two Class III director nominees to the Board of Directors named herein, (2) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009, and (3) the ratification and approval of the Callon Petroleum Company 2009 Stock Incentive Plan.
     The Board of Directors is not presently aware of any other proposals that may be brought before the 2009 Annual Meeting. In the event other proposals are brought before the 2009 Annual Meeting, the persons named in the enclosed proxy will vote in accordance with what they consider to be in the best interests of the Company and our shareholders.

VOTING REQUIREMENTS
     The Board of Directors has fixed the close of business on March 9, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the 2009 Annual Meeting. A complete list of all shareholders entitled to vote at the 2009 Annual Meeting will be open for examination by any shareholder during normal business hours for a period of ten days prior to the 2009 Annual Meeting at the offices of the Company, located at 200 North Canal Street, Natchez, Mississippi 39120. Such list will also be available at the 2009 Annual Meeting and may be inspected by any valid shareholder who is present.
     On the record date, our outstanding voting securities consisted of 21,637,470 shares of common stock. Holders of common stock will be entitled to one vote per share held of record on the record date for each proposal presented at the 2009 Annual Meeting.
QUORUM AND OTHER MATTERS
     The holders of a majority of the total shares of common stock issued and outstanding on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the 2009 Annual Meeting. For purposes of determining whether a quorum is present under Delaware law, broker non-votes and abstentions do count towards the establishment of a quorum.
     The election of directors requires the favorable vote of the holders of a plurality of shares of common stock present and voting, in person or by proxy, at the 2009 Annual Meeting. Abstentions and broker non-votes have no effect on determinations of plurality except to the extent that they affect the total votes received by any particular candidate.
     A majority of the votes represented by the shareholders present at the 2009 Annual Meeting, in person or by proxy, is necessary for the ratification of the appointment of the Company’s independent registered public accounting firm and the approval of the Callon Petroleum Company 2009 Stock Incentive Plan. If this appointment is not ratified by holders of our voting securities, the Audit Committee and the Board may reconsider its appointment and endorsement, respectively. Even if the selection is ratified, the Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Abstaining shares will be considered present at the 2009 Annual Meeting so that the effect of abstentions will be the equivalent of a “no” vote. With respect to broker non-votes, the shares will not be considered present at the 2009 Annual Meeting so that broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which the majority is calculated. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and the broker has not received voting instructions from the beneficial owner.
     Votes cast at the meeting will be counted by the inspector of election.

PROPOSAL I
ELECTION OF DIRECTORS
Nominees
     Our Certificate of Incorporation provides for a classified Board of Directors. The Board of Directors is divided into three classes of equal size, designated as Class I (currently with two directors), Class II (currently with two directors) and Class III (currently with two directors). One class of directors is elected at each Annual Meeting of shareholders to serve for a three-year term.
     The term of the two Class III directors, Mr. Fred L. Callon and Mr. L. Richard Flury, will expire on the date of the 2009 Annual Meeting. Both Mr. Callon and Mr. Flury were nominated to serve as Class III directors until the 2012 Annual Meeting, or until his successor has been duly elected and qualified. Both were nominated by the Board of Directors upon the recommendation of the Nominating and Corporate Governance Committee and both have agreed to serve, if elected.
     All shares of common stock represented by the proxies will be voted “FOR” the election of both director nominees, except where authority to vote in the election of a director has been withheld. Should either of the nominees become unable or unwilling to serve as a director at the time of the 2009 Annual Meeting, the person or persons exercising the proxies will vote for the election of substitute nominee designated by the Board of Directors, or the Board of Directors may choose to reduce the number of members of the Board of Directors to be elected at the 2009 Annual Meeting in order to eliminate the vacancy. Messrs. Callon and Flury have consented to be nominated and have expressed their intention to serve if elected. The Board of Directors has no reason to believe that the nominees will be unable or unwilling to serve if elected. Only the nominees or a substitute nominee designated by the Board of Directors will be eligible to stand for election as a director at the 2009 Annual Meeting.
The Board of Directors recommends that you vote “FOR” the election of both nominees.

Directors and Executive Officers of Callon Petroleum Company
     The following table provides information with respect to the nominees, all current directors whose terms will continue after the 2009 Annual Meeting, and the present executive officers of the Company. Each executive officer has been elected to serve until his or her successor is duly appointed or elected by the Board of Directors or their earlier removal or resignation from office.

	Age
	as of
	Record	Company
Name	Date	Position Since	Present Company Position
Class I Directors:
(Term Expires in 2010)
Larry D. McVay	61	2007	Director

John C. Wallace	70	1994	Director

Class II Directors:
(Term Expires in 2011)
B. F. Weatherly	64	1994	Director, Executive Vice President and Chief Financial Officer

Richard O. Wilson	79	1995	Director

Class III Directors:
(Term Expires in 2009)
Fred L. Callon	59	1994	Director, Nominee, Chairman of the Board, President, and Chief Executive Officer

L. Richard Flury	61	2004	Director, Nominee

Other Executive Officers:
Mitzi P. Conn	40	2007	Corporate Controller
Robert A. Mayfield	58	2000	Corporate Secretary
Thomas E. Schwager	58	1997	Vice President
H. Clark Smith	56	2001	Chief Information Officer
Rodger W. Smith	59	1999	Vice President and Treasurer
Stephen F. Woodcock	57	1997	Vice President
     The following is a brief description of the background and principal occupation of each director and executive officer:
     Fred L. Callon has been Chairman of the Board of Directors of the Company since May 2004 and President and Chief Executive Officer of the Company and Callon Petroleum Operating Company since January 1997. Prior to January 1997, he was President and Chief Operating Officer of the Company, positions he had held with the Company or its predecessors since 1984. He has been employed by the Company or its predecessors since 1976. Mr. Callon graduated from Millsaps College in 1972 and received his M.B.A. degree from the Wharton School of Finance in 1974. Following graduation and until his employment by Callon Petroleum Operating Company, he was employed by Peat, Marwick, Mitchell & Co., certified public accountants. He is the nephew of the late John S. Callon, the Company’s founder.
     Mitzi P. Conn is the Corporate Controller for the Company and Callon Petroleum Operating Company. Prior to being appointed to that position in May 2007, she had served as assistant controller since May 2004. Mrs. Conn has held various other positions in finance and accounting since she joined the Company in June 1993. Prior thereto, she was a general accountant for Graham Resources, Inc. She received her B. S. degree in accounting from Southeastern Louisiana University in 1990 and is a member of the American Institute of Certified Public Accountants and the Mississippi Society of Certified Public Accountants.
     L. Richard Flury is a graduate of the University of Victoria (Canada). He spent over 30 years with Amoco Corporation, and later, BP plc, from which he retired as Chief Executive, Gas and Power and Renewables, on December 31, 2001, a position he had held since June of 1999.  Prior to Amoco’s merger with BP in 1998, he served in various executive positions and was Chief Executive for Worldwide Exploration and Production and Executive Vice President of Amoco Corporation at the time of the merger. Currently, he is a member of the Board of Directors of Questar Corporation, a publicly-traded oil and gas company, and the Chicago Bridge and Iron Company, N.V., a publicly-traded engineering, procurement and construction company.
     Robert A. Mayfield is the Corporate Secretary and also oversees Tax Services for the Company and Callon Petroleum Operating Company. He was appointed Corporate Secretary in February 2000. Prior to his appointment as Corporate Secretary, he had served as the Manager of Tax Services and Securities and Exchange Commission Reporting since 1981. Prior to joining Callon, he was employed by McCormick Oil and Gas Company in Houston, Texas, where he served as an assistant to the tax manager. Mr. Mayfield received his B.S. degree in accounting from Louisiana Tech University in 1972 and is a member of the Society of Corporate Secretaries & Governance Professionals.
     Larry D. McVay was appointed to the Board of Directors in October 2007. From 2003 until his retirement from BP in 2006, he served as Chief Operating Officer of TNK-BP Holding, one of the largest oil producing companies in Russia. Mr. McVay is currently a Managing Director of Edgewater Energy Partners, LLC, an oil and gas consulting company. From 2000 to 2003, he served as Technology Vice President and Vice President of Health, Safety and Environment for BP. He also led the global E&P Operations Excellence effort for improving the operating efficiency of BP’s upstream operations. Mr. McVay has led a distinguished international oil and gas career spanning 38 years with Amoco, BP and TNK-BP. He worked in various engineering, management and leadership positions with Amoco and BP both domestically and internationally. Mr. McVay earned a mechanical engineering degree from Texas Tech University where he was recognized as a Distinguished Engineer in 1995. In January 2008 he became a member of the Board of Directors of Praxair, Inc., the largest industrial gases company in North and South America. In May 2008 Mr. McVay also became a member of the Board of Directors of Chicago Bridge and Iron, N.V., a publicly-traded engineering, procurement, and construction company.
     Thomas E. Schwager has been Vice President of Engineering and Operations for the Company and Callon Petroleum Operating Company since November 1997. Mr. Schwager has held various engineering positions with the Company and its predecessors since 1981. Prior to joining the Company, Mr. Schwager held engineering positions with Exxon Company USA in Louisiana and Texas. He received his B.S. degree in petroleum engineering from Louisiana State University in 1972. He is a registered professional engineer and a member of the Society of Petroleum Engineers.
     H. Clark Smith is Chief Information Officer for the Company and Callon Petroleum Operating Company. Prior to being appointed to that position in March 2001, he had served as Manager – Information Technology since January 1990 and in other computer related positions with the Company and its predecessors since 1983. At Mississippi State University, he majored in Industrial Technology. During his tenure with the Company, he has received extensive technical and management training from the University of Southern Mississippi, International Business Machines, Microsoft, Novell, and Arthur Andersen & Company. He has also served as Manager – Information Services with Jefferson Davis Regional Medical Center and as a principal of the consulting firm, Mississippi Computing Consultants.
     Rodger W. Smith is a Vice President and also serves as the Treasurer for the Company and Callon Petroleum Operating Company. Mr. Smith was appointed Treasurer in April 1999 and Corporate Controller in 2004. Prior to being appointed Treasurer, he served as Manager of Budget and Analysis since 1994. Prior to 1994, Mr. Smith was Manager of Exploration and Production Accounting and has been employed by the Company and its predecessors since 1983. Prior to his employment with the Company, he was employed by International Paper Company as a plant controller. He received his B.S. degree in accounting from the University of Southern Mississippi in 1973.
     John C. Wallace has been a member of the Board of Directors of the Company since 1994. Mr. Wallace is a Chartered Accountant having qualified with PricewaterhouseCoopers in Canada in 1963, after which he joined Baring Brothers & Co., Limited in London, England. For over twenty-five years, he has served as Chairman of Fred. Olsen Ltd., a London-based corporation that he joined in 1968 and which specializes in the business of shipping, renewable energy and property development. He received his B. Comm degree majoring in Accounting and Economics from McGill University in 1959. In November 2004 he successfully completed the International Uniform Certified Public Accountant Qualification Examination (“IQEX”) and has received a CPA Certificate from the State of Illinois. Mr. Wallace is a director of Ganger Rolf ASA and Bonheur ASA, Oslo, both publicly-traded shipping companies with interests in offshore energy services and renewable energy.
     B. F. Weatherly is the Executive Vice President and Chief Financial Officer for the Company and Callon Petroleum Operating Company. Prior to joining the Company in November 2006, he was a principal of CapSource Financial, Houston, Texas, an investment-banking firm, since 1989. He was also a general partner of CapSource Fund, L.P., Jackson, Mississippi, an investment fund, and held that position since 1997. Mr. Weatherly received a Master of Accountancy degree from the University of Mississippi in 1967. Mr. Weatherly has previously been associated with Arthur Andersen LLP, and has served as a Senior Vice President of Brown & Root, Inc. and Weatherford International, Inc.
     Richard O. Wilson retired in 2004 after working for over 50 years in offshore drilling and construction which included two years with Zapata Offshore and 21 years with Brown & Root, Inc. working in various managerial capacities in the Gulf of Mexico, Venezuela, Trinidad, Brazil, the Netherlands, the United Kingdom, Norway and Mexico. Mr. Wilson was a Director and Senior Group Vice President of Brown & Root, Inc. and Senior Vice

President of Halliburton, Inc. For 18 years he was associated with Fred. Olsen Interests where he served as Chairman of OGC International PLC, Dolphin A/S and Dolphin Drilling Ltd. He holds a B.S. degree in Civil Engineering from Rice University. Mr. Wilson is a Fellow in the American Society of Civil Engineers, a Director of Flotek Industries, Inc. and a Director of the Museum of Printing History in Houston, Texas. In 2000 Mr. Wilson was elected an Industry Pioneer by the Offshore Energy Center, Houston, Texas.
     Stephen F. Woodcock is Vice President of Exploration for the Company and Callon Petroleum Operating Company. Prior to being appointed to this position in November 1997, Mr. Woodcock had served as Manager of Geology and Geophysics since his initial employment by the Company and Callon Petroleum Operating Company in 1995. Prior thereto, he was Manager of Geophysics for CNG Producing Company and Division Geophysicist for Amoco Production Company. Mr. Woodcock received a master’s degree in geophysics from Oregon State University in 1975.
     All officers and directors of the Company are United States citizens, except Mr. Wallace, who is a citizen of Canada. L. Richard Flury holds both U.S. and Canadian citizenship.
The Board of Directors and Governance Matters
     General. In accordance with our by-laws and the laws of Delaware, our state of incorporation, our business and affairs are managed under the direction of the Board of Directors. The Board of Directors generally meets on a quarterly basis to review significant developments affecting the Company and to act on matters requiring Board approval. Between regularly scheduled meetings, the Board of Directors may also hold special meetings, execute unanimous written consents, and participate in telephone conference calls when an important matter requires Board action.
     During 2008, the Board of Directors of the Company met formally five times and executed six unanimous written consents. All of the Company’s directors attended all of the board meetings. In addition, to promote open discussion, the non-management directors meet in executive (private) sessions without management following each quarterly board meeting. The chairperson of such executive sessions is the chairperson of the Nominating and Corporate Governance Committee unless, at the first executive session held in each fiscal year, the independent directors select a different independent director to serve as the chairperson for all executive sessions held during that fiscal year. L. Richard Flury, chairman of the Compensation Committee presided over all executive sessions during 2008.
     In order to facilitate the various functions of the Board of Directors, the Board of Directors has created an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Strategic Planning Committee. These committees are more fully described in the following pages.
     Director Independence. It is the policy of the Board of Directors that a majority of the members of the Board be independent of the Company’s management. The Company’s Corporate Governance Principles contain the following guidelines to assist the Board in determining director independence in accordance with the applicable New York Stock Exchange and SEC rules:
•	No director who is an employee or former employee of the Company, or whose immediate family member is an executive officer or former executive officer of the Company, shall be considered “independent” until three years after such employment has ended;

•	No director who is receiving, or in the last three years has received, or whose immediate family member is receiving, or in the last three years has received, more than $120,000 per year in direct compensation from the Company, other than fees received in such director’s capacity as a member of the Board or any Board committee and pension payments or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) shall be considered “independent.” Compensation received by an immediate family member for service as a non-executive employee of the Company need not be considered in determining independence;

•	No director who is, or in the past three years has been, affiliated with or employed by, or whose immediate family member is, or in the past three years has been, affiliated with or employed in a professional capacity by, a present or former internal auditor or independent auditing firm of the Company shall be considered “independent”;

•	No director who is, or in the past three years has been, employed as, or whose immediate family member is, or in the past three years has been, employed as, an executive officer by any company for which any executive officer of the Company serves as a member of its compensation committee (or, in the absence of a compensation committee, the board committee performing equivalent functions, or, in the absence of such committee, the Board of Directors) shall be considered “independent”;

•	No director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1,000,000 or 2% of such other company’s consolidated gross revenue shall be considered “independent” until three years after such payments fall below such threshold; and

•	An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home. When applying the three-year look-back provisions, it does not include individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.
     The Board of Directors has affirmatively determined that Messrs. Flury, McVay, Wallace and Wilson do not have any material relationships with the Company that may interfere with the exercise of their independence from management and the Company and are independent directors under applicable New York Stock Exchange rules, SEC rules and in accordance with our Corporate Governance Principles. Prior to his appointment as Executive Vice President and Chief Financial Officer in November 2006, the Board of Directors also affirmatively determined that Mr. B. F. Weatherly met the criteria and was an independent director. Upon his employment with the Company, he no longer qualified as an independent director. Mr. Weatherly resigned from all committees of the Board, but continues his role as a management member of the Board of Directors.
     Corporate Governance Principles. The Company believes that good corporate governance is important to ensure that Callon Petroleum Company is managed for the short- and long-term benefit of its shareholders. Available on the Company website, www.callon.com, under the section “Governance,” are copies of the Company’s:
•	Corporate Governance Principles;

•	Code of Business Conduct and Ethics;

•	Audit Committee Charter;

•	Compensation Committee Charter;

•	Nominating and Corporate Governance Committee Charter; and

•	Members serving on each of the Board of Directors’ Committees.
     Any amendments to or waivers of the foregoing documents will also be posted on the Company’s website. Copies of these documents are available in print, free of charge, to any shareholder upon request to the Company’s Corporate Secretary.
     Ethics. The Company’s Code of Business Conduct and Ethics sets forth our policies and expectations. The Code, which applies to every director, officer and employee, addresses a number of topics, including conflicts of interest, relationships with others, corporate payments, disclosure policy, compliance with laws, corporate opportunities and the protection and proper use of the Company’s assets. The Code meets the New York Stock Exchange’s requirements for a code of business conduct and ethics as well as the SEC’s definition of a code of ethics applicable to the Company’s senior officers. Neither the Board of Directors nor any Board committee has ever granted a waiver of the Code.
     Communication with the Board of Directors. In order to provide the Company’s shareholders and other interested parties with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted procedures for communications to directors. Callon shareholders and other interested persons may communicate with the Chairman of the Company’s Audit Committee, or with the non-management directors of the Company as a group, by written communications addressed in care of Robert A. Mayfield, Corporate Secretary, Callon Petroleum Company, 200 North Canal Street, Natchez, MS 39120.
     All communications received in accordance with these procedures will be reviewed initially by senior management of the Company. Senior management will relay all such communications to the appropriate director or directors unless it is determined that the communication:
•	does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its committees;

•	relates to routine or insignificant matters that do not warrant the attention of the Board of Directors;

•	is an advertisement or other commercial solicitation or communication;

•	is frivolous or offensive; or

•	is otherwise not appropriate for delivery to directors.
     The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made only in accordance with applicable law and regulations relating to the disclosure of information.
     The Corporate Secretary will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Board of Directors will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes. As of the record date, no such communications have been received.
     Attendance at 2009 Annual Meeting of Shareholders. It is the policy of the Board that, to the extent possible, all directors attend the 2009 Annual Meeting of Shareholders. All then current directors attended the 2008 Annual Meeting of Shareholders.
Committees of the Board of Directors
Audit Committee Functions and Responsibilities
     The principal function of the Audit Committee is to assist the Board of Directors in the areas of financial reporting and accounting integrity. The Audit Committee reviews the accounting and auditing procedures and financial reporting practices of the Company and is responsible for the engagement of and overseeing all audit work conducted by the Company’s independent registered public accounting firm. The Audit Committee is governed by a charter that has been approved by the Board of Directors. The Audit Committee meets periodically with the Company’s management, internal auditor and its independent registered public accounting firm to review the Company’s financial information and systems of internal controls and ensures such parties are properly discharging their responsibilities. The independent registered public accounting firm reports directly to the Audit Committee and annually meets with the Audit Committee without management representatives present. The Audit Committee has the authority to investigate any matters brought to its attention and to retain outside legal, accounting or other consultants if deemed necessary.
     The Audit Committee is composed entirely of non-management members of the Board, each of whom satisfy the independence requirements for audit committee members under Rule 10A-3 of the Securities Exchange Act of 1934, and are “independent” and “financially literate” as defined by New York Stock Exchange rules. Members of the Audit Committee may not simultaneously serve on the audit committee of more than two other public companies. The Audit Committee is currently comprised of Messrs. Wallace (Chairman), Flury, McVay and Wilson. Prior to his resignation from the Audit Committee in connection with his employment with the Company, Mr. B. F. Weatherly also served as a member of the committee. Additionally, the Board of Directors has determined that Mr. Wallace has the accounting or financial management expertise to be considered a “financial expert” as defined and required by the New York Stock Exchange’s rules and by the Securities Exchange Act of 1934.
     The Audit Committee held four meetings and executed one unanimous written consent during 2008. All members of the Audit Committee attended all the meetings. The Audit Committee’s report on its activities during 2008 appears later in this proxy statement under the caption “Audit Committee Report.”
     Relationship with Independent Registered Public Accounting Firm. Management is responsible for establishing and maintaining internal controls over financial reporting and for assessing the effectiveness of those controls. The independent registered public accounting firm is responsible for performing independent audits of the Company’s consolidated financial statements and internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. Ernst & Young LLP, an independent registered public accounting firm, served as the Company’s independent registered public accounting firm during 2007 and 2008 and was appointed by the Audit Committee to serve in that capacity for 2009.

     Audit Fees Paid to Independent Registered Public Accounting Firm.  Fees paid for professional services rendered related to the year ended December 31, 2007 by Ernst & Young LLP for the annual audit and quarterly reviews and for registration statements and other regulatory filings (including the requirements under Section 404 of the Sarbanes-Oxley Act) were $406,189, including out-of-pocket expenses. Fees paid for professional services rendered related to the year ended December 31, 2008 by Ernst & Young LLP for the annual audit and quarterly reviews and for registration statements and other regulatory filings (including the requirements under Section 404 of the Sarbanes-Oxley Act) were $491,471, including out-of-pocket expenses.   The Audit Committee has concluded that providing the tax-related services mentioned below is compatible with maintaining the principal registered public accounting firm’s independence.
     Audit-related Fees.  There were no audit-related fees paid in 2007 or 2008.
     Tax Fees. Professional services billed by Ernest & Young LLP for the review of the federal tax return, tax advise and tax planning for 2007 totaled $18,400. Professional services billed for the review of the federal tax return, tax advice and tax planning services for 2008 totaled $36,850.
     All Other Fees. There were no other fees paid to the Company’s independent registered public accounting firm in 2007 or 2008.
     Pre-Approval Policy of Audit, Audit-Related, Tax and Non-Audit Services. The Audit Committee pre-approves all audit services and non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, as required by applicable law or listing standards and subject to the terms of the audit and non-audit services pre-approval policy adopted by the Audit Committee. The Committee may delegate authority to one or more of its members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of any such member to grant pre-approvals are consistent with the terms of the Pre-Approval Policy and are presented to the full Committee at its next scheduled meeting.
     Audit Committee Report
     Acting pursuant to its Charter, the Audit Committee reviewed and discussed the Company’s audited financial statements at, and for the year ended, December 31, 2008 with management and the Company’s independent registered public accounting firm and recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. This recommendation was based on:
•	the Audit Committee’s review of the audited financial statements;

•	discussion of the financial statements with management;

•	discussion with the Company’s independent registered public accounting firm, Ernst & Young LLP, of the matters required to be discussed by auditing standards generally accepted in the United States of America, including the communication matters required to be discussed by SAS 61;

•	receipt from Ernst &Young LLP of the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees);

•	discussions with Ernst & Young LLP regarding its independence from the Company and its management;

•	Ernst & Young LLP’s confirmation that it would issue its opinion that the consolidated financial statements present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries and the results of their operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States of America; and

•	other matters the Audit Committee deemed relevant and appropriate.
John C. Wallace, Chairman
L. Richard Flury
Larry D. McVay
Richard O. Wilson

Compensation Committee Functions and Responsibilities
     The purpose of the Compensation Committee is to develop and administer an overall compensation program designed to optimize the opportunity for the Company to achieve its operating objectives and performance goals while properly blending it with the short- and long-term interests of the Company’s shareholders. The Committee annually reviews market and industry data to assess the Company’s competitive position with respect to each element of total compensation and to ensure the attraction, retention and appropriate reward to the Company’s CEO and other executive officers. In addition to the determination of annual base salaries, the Committee is responsible for determining and recommending variable annual bonuses in the form of cash and/or equity awards. The Committee maintains authority over the company’s stock incentive plans from which either stock options, restricted stock, or performance shares can be awarded as part of the total annual compensation package. Currently the variable portion of the annual compensation package is based on certain performance related criteria of the Company for which the Committee is responsible for establishing and approving. In addition to the above, the Committee has the following duties and responsibilities:
•	review, recommend, and discuss with management the compensation discussion and analysis section included in the Company’s annual proxy statement; and

•	prepare an annual report on executive compensation for inclusion in the Company’s proxy statement for the 2009 Annual Meeting of Shareholders.
     Consistent with the listing requirements of the New York Stock Exchange, the Compensation Committee is composed entirely of independent members of our Board of Directors. Each member meets the independence requirements set by the New York Stock Exchange and applicable federal securities laws. Current members are Messrs. Flury (chairman), McVay, Wallace and Wilson.
     The Compensation Committee held four meetings and executed two unanimous written consents during 2008. All members of the Compensation Committee attended all the meetings.
     Compensation Committee Interlocks and Insider Participation. The members of the Company’s Compensation Committee are Messrs. Flury (Chairman), McVay, Wallace and Wilson, none of whom are or have been officers or employees of the Company or any of its subsidiaries or had a relationship requiring disclosure under this caption.
Nominating and Corporate Governance Committee Functions and Responsibilities
     The purpose of the Nominating and Corporate Governance Committee is to:
•	identify and recommend to the Board individuals qualified to be nominated for election to the Board;

•	recommend to the Board the members and chairperson for each Board committee;

•	periodically review and assess the Company’s Corporate Governance Principles and the Company’s Code of Business Conduct and Ethics and make recommendations for changes thereto to the Board;

•	oversee the annual self-evaluation of the performance of the Board and the annual evaluation of the Company’s management; and

•	recommend to the Board a successor to the CEO when a vacancy occurs.
     Each member of the Committee meets the independence requirements of the New York Stock Exchange and applicable federal securities laws. Current members are Messrs. Wilson (Chairman), Flury, McVay, and Wallace. The Nominating and Corporate Governance Committee held four meetings and one unanimous written consent during 2008. All members of the Nominating and Corporate Governance Committee attended all the meetings. Prior to the formation of this Committee, the entire Board of Directors performed these functions.
     Director Identification and Selection. The Nominating and Corporate Governance Committee has established certain criteria it considers as guidelines in considering nominations to the Company’s Board of Directors. The criteria include:
•	personal characteristics, including such matters as integrity, age, education, diversity of background and experience, absence of potential conflicts of interest with the Company or its operations, and the availability and willingness to devote sufficient time to the duties of a director of the Company;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	experience in the Company’s industry and with relevant social policy concerns;

•	experience as a board member of another publicly held company;

•	academic expertise in an area of the Company’s operations; and

•	practical and mature business judgment.
     The criteria are not exhaustive and the Nominating and Corporate Governance Committee and the Board of Directors may consider other qualifications and attributes which they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In order to ensure that the Board consists of members with a variety of perspectives and skills, the Nominating and Corporate Governance Committee has not set any minimum qualifications and also considers candidates with appropriate non-business backgrounds. Other than ensuring that at least one member of the Board is a financial expert and a majority of the Board members meet all applicable independence requirements, the Committee does not have any specific skills that it believes are necessary for any individual director to possess. Instead, the Committee evaluates potential nominees based on the contribution such nominee’s background and skills could have upon the overall functioning of the Board. In accordance with the Company’s by-laws, any shareholder may nominate a person for election to the Board of Directors upon delivery of written notice to the Company of such nomination, stating the name and address of the nominee and describing his qualifications. Such notice shall be sent by certified mail or delivered to the principal office of the Company to the attention of the Board of Directors, with a copy to the President and Corporate Secretary of the Company.

     The Board of Directors believes that, based on the Nominating and Corporate Governance Committee’s knowledge of the Company’s Corporate Governance Principles and the needs and qualifications of the Board at any given time, the Nominating and Corporate Governance Committee is best equipped to select nominees that will result in a well-qualified and well-rounded board of directors. In making its nominations, the Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the Committee’s criteria for Board service are re-nominated. As to new candidates, the committee will generally poll the Board members and members of management for recommendations. The committee may also review the composition and qualification of the boards of directors of the Company’s competitors, and may seek input from industry experts or analysts. The committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the independent directors and executive management. In making its determinations, the committee evaluates each individual in the context of the Board as whole, with the objective of assembling a group that can best represent shareholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the committee makes its recommendation to the Board of Directors. The committee may in the future choose to engage third-party search firms in situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

BENEFICIAL OWNERSHIP OF SECURITIES
Management and Principal Shareholders
     The following table sets forth, as of the record date, certain information with respect to the ownership of shares of common stock held by (i) all persons known by the Company to be the beneficial owners of 5% or more of the outstanding common stock, (ii) each director, (iii) the nominees for director, (iv) each of the executive officers named in the Summary Compensation Table, and (v) all executive officers and directors of the Company as a group. Information set forth in the table with respect to beneficial ownership of common stock has been obtained from filings made by the named beneficial owners with the Securities and Exchange Commission (“Commission”) as of the record date or, in the case of executive officers and directors of the Company, has been provided to the Company by such individuals.

Name and Address of	Common Stock (a)
Beneficial Owner	Beneficial Ownership		Percent
Directors:
Fred L. Callon	294,936	(b)	1.35%
L. Richard Flury	41,250	(c)	*
Larry D. McVay	11,250	(d)	*
John C. Wallace	—	(e)	*
B. F. Weatherly	69,145	(f)	*
Richard O. Wilson	118,703	(g)	*
Named Executive Officers:			*
Stephen F. Woodcock	90,382	(h)	*
Thomas E. Schwager	7,149	(i)	*
Rodger W. Smith	53,457	(j)	*
Directors and Executive Officers:
As a Group (12 persons)	785,501	(k)	3.53%
Certain Beneficial Owners:
Donald Smith & Co., Inc.	1,841,827	(l)	8.51%
152 W. 57th Street, 22nd Floor
New York, NY 10019
Barclays Global Investors, NA	1,670,035	(m)	7.72%
400 Howard Street
San Francisco, CA 94105
Dimensional Fund Advisors LP	1,714,144	(n)	7.92%
1299 Ocean Avenue
Santa Monica, CA 90401

*	Less than 1%

a)	Unless otherwise indicated, each of the persons listed in the table may be deemed to have sole voting and dispositive power with respect to such shares. Beneficial ownership does not include the unvested portion of performance stock awards due to lack of voting and disposition power. Percentage ownership of a holder or class of holders is calculated by dividing (i) the number of shares of common stock beneficially owned by such holder or class of holders plus the total number of shares of common stock underlying options exercisable within sixty days of March 9, 2009, by (ii) the total number of shares of common stock outstanding plus the total number of shares of common stock underlying options exercisable within sixty days of March 9, 2009, but not common stock underlying such securities held by any other person.

b)	Of the 294,936 shares beneficially owned by Fred L. Callon, 48,360 shares are owned directly by him; 92,170 shares are held by him as custodian for certain minor Callon family members; 13,031 shares are owned within the Company’s Employee Savings and Protection Plan; and 141,375 shares are subject to options under the 1996 Plan, exercisable within 60 days. Shares indicated as owned by Mr. Callon do not include 24,904 shares of common stock owned by his wife over whom he disclaims beneficial ownership and 74,600 shares of unvested performance stock.

c)	Of the 41,250 shares beneficially owned by L. Richard Flury, 31,250 shares are owned directly by him; 5,000 shares are subject to options under the 1996 Plan, exercisable within 60 days; and 5,000 shares are subject to options under the 2002 Plan, exercisable within 60 days. Shares indicated as owned by Mr. Flury do not include 5,000 shares of unvested performance stock.

d)	Of the 11,250 shares beneficially owned by Larry D. McVay, 11,250 shares are owned directly by him. Shares indicated as owned by Mr. McVay do not include 5,000 shares of unvested performance stock.

e)	John C. Wallace transferred his equity ownership in the Company to The Wallace Family Trust in April 2008. The Trust is a discretionary trust in which Mr. Wallace has no absolute interest and disclaims any beneficial interest.

f)	Of the 69,145 shares beneficially owned by B. F. Weatherly, 2,288 shares are owned within his personal IRA account; 41,053 shares are held in joint tenancy with his wife; 804 shares are owned within the Company’s Employee Savings and Protection Plan; 20,000 shares are subject to options under the 1996 Plan, exercisable within 60 days; and 5,000 shares are subject to options under the 2002 Plan, exercisable within 60 days. Shares indicated as owned by Mr. Weatherly do not include 57,500 shares of unvested performance stock.

g)	Of the 118,703 shares beneficially owned by Richard O. Wilson, 51,884 shares are held in a family limited partnership; 6,819 shares are held in a Trust account; 10,000 shares are subject to options under the 1994 Plan, exercisable within 60 days; 40,000 shares are subject to options under the 1996 Plan, exercisable within 60 days; and 10,000 shares are subject to options under the 2002 Plan, exercisable within 60 days;. Shares indicated as owned by Mr. Wilson do not include 5,000 shares of unvested performance stock.

h)	Of the 90,382 shares beneficially owned by Stephen F. Woodcock, 16,038 are owned directly by him; 8,594 shares are owned within the Company’s Employee Savings and Protection Plan; 44,000 shares are subject to options under the 1996 Plan, exercisable within 60 days; and 21,750 shares are subject to options under the 2002 Plan, exercisable within 60 days. Shares indicated as owned by Mr. Woodcock do not include 35,700 shares of unvested performance stock.

i)	Of the 7,149 shares beneficially owned by Thomas E. Schwager, 6,636 are owned directly by him; and 513 shares are owned within the Company’s Employee Savings and Protection Plan. Shares indicated as owned by Mr. Schwager do not include 30,300 shares of unvested performance stock.

j)	Of the 53,457 shares beneficially owned by Rodger W. Smith, 12,474 shares are owned directly by him; 20,983 shares are owned within the Company’s Employee Savings and Protection Plan; and 20,000 shares are subject to options under the 1996 Plan, exercisable within 60 days. Shares indicated as owned by Mr. Smith do not include 23,300 shares of unvested performance stock.

k)	Includes 10,000 shares subject to options under the 1994 Plan, exercisable within 60 days; 288,875 shares subject to options under the 1996 Plan, exercisable within 60 days; 55,800 shares subject to options under the 2002 Plan, exercisable within 60 days; and 56,225 shares are owned within the Company’s Employee Savings and Protection Plan. Shares indicated as owned do not include 282,300 shares of unvested performance stock.

l)	Information is based upon a Schedule 13G filed with the Commission on February 11, 2009 by Donald Smith & Co., Inc. In this Schedule 13G, Donald Smith represents that it has sole voting power with respect to 1,674,385 shares and sole dispositive power with respect to 1,841,827 shares of common stock.

m)	Information is based upon a Schedule 13G filed with the Commission on February 5, 2009 by Barclays Global Investors, NA; Barclays Global Fund Advisors; Barclays Global Investors, LTD; Barclays Global Investors Japan Limited; Barclays Global Investors Canada Limited; Barclays Global Investors Australia Limited; and Barclays Global Investors (Deutschland) AG (“Barclays”). In this Schedule 13G, Barclays represents that it has sole voting power with respect to 1,592,204 shares of common stock, and sole dispositive power with respect to 1,670,035 shares of common stock.

n)	Information is based upon a Schedule 13G/A filed with the Commission on February 9, 2009 by Dimensional Fund Advisors LP. In this Schedule 13G, Dimensional represents that it has sole voting power with respect to 1,677,658 shares of common stock and sole dispositive power with respect to 1,714,144 shares of common stock.
     With respect to shares issuable upon exercise of stock options, the holders or class of holders acquire investment power for these shares immediately upon a “change of control” as defined in the applicable plan.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by the Commission’s regulations to furnish the Company and the New York Stock Exchange copies of all Section 16(a) forms they file with the Commission.
     Based solely on review of the copies of such reports furnished to the Company during, or with respect to, the fiscal year ended December 31, 2008, and written representations from all of the Company’s officers and directors, to the Company’s knowledge, all of the Company’s officers, directors and greater than ten percent shareholders have complied with all Section 16(a) filing requirements for the year ended December 31, 2008.
Compensation Discussion and Analysis
of Executive Compensation
Oversight of Executive Compensation Program
     The Compensation Committee of our Board of Directors oversees our compensation programs. The primary function of the Committee is to assist our Board of Directors in the discharge of its fiduciary responsibilities relating to compensation of our Chief Executive Officer and other executives. From time to time the Committee has retained a compensation consultant to assess the effectiveness of the Company’s compensation programs.
     In 2008, the Compensation Committee again retained Hewitt Associates LLC to evaluate and make recommendations concerning Callon’s compensation practices and procedures. Specifically, Hewitt was asked to review the Compensation Committee Charter and the Company’s entire compensation program, both long-term and short-term incentives, but with particular emphasis on the higher paid executives. The Compensation Committee considered the advice of the consultant as only one factor among the other items discussed in this compensation discussion and analysis.
Compensation Program Philosophy and Objectives
     Our business strategy is to enhance stockholder value through sustained growth in our reserve base, production levels and resulting cash flows from operations. Our compensation program is designed to attract, retain, and motivate employees in order to effectively implement our strategy. Our compensation program has four objectives:
•	To attract, retain and motivate qualified executives whose performance is key to the successful execution of our business strategy and the achievement of our short- and long-term corporate goals;

•	To create a “pay for performance” oriented environment that rewards significant contributions to our short- and long-term strategic goals;

•	To provide an executive compensation structure that is internally equitable based upon the level of responsibility of our executives; and

•	To align the interests of our executive officers with those of our shareholders.
Elements of Compensation
     The Committee believes that the compensation environment for qualified executives in the domestic oil and gas industry is highly competitive, particularly as a result of current efforts to reduce dependence on foreign oil. We also believe that similar compensation pressure has resulted from increased financial reporting and corporate governance regulatory issues implemented within recent years. In order to compete in this environment, our executive officers’ compensation has the following components:

Component	Purpose	Philosophy Statement
Base Salary	• Pay for expertise and experience • Attract and retain • Provide stable compensation level	• In the aggregate, targeted at an appropriate level against the peers given relative size • Reflective of individual experience and expertise

Annual Cash Reward and Incentive Compensation	• Motivate superior operational and financial performance • Provide annual recognition of performance
•     In the aggregate, targeted at an appropriate level against the peers given relative size
•     Reflective of internal equity considerations
•     Goals aligned with annual strategic objectives of the Company
•     Modest to no payout for performance below expectations and potential for significantly increased payout for exceptional performance

Long-Term Equity	• Directly align employees with shareholders • Create significant retention hook	• Ultimate value delivered influenced by the Company’s return to shareholders as compared against peer companies
Incentives	• Match competitive practices to attract and retain employees	• Appropriate opportunities based on a review of multiple reference points: — Industry peer grant values
— Historical grant practices
— Internal relative positioning

Retirement and Health/Welfare Benefits	• Provide financial security • Help ensure a financial safety net • Match competitive practices	• Programs generally consistent, regardless of level, across the organization • Benefit levels competitive with peer companies

Severance Protection	• Protect executives in the case of job loss • Match competitive practices to attract and retain employees	• Benefit levels based on peer group practices with consideration to shareholder value
• For change in control protection, help ensure executives consider all possible transactions to increase shareholder value
How we Determine Each Element of Compensation
     Base Salaries. There are two components to how the Compensation Committee determines base salaries for its executive officers. First, in January of each year, all our executive officers are considered for an across-the-board adjustment based on the approximate “cost of living” increase as published by the U. S. Department of Labor for the previous year. Based on their November 2007 report, the consumer price index for all urban consumers, before seasonal adjustment, increased 4.3% from the November 2006 level. Therefore, the salary adjustment approved by the Compensation Committee for 2008 was 4.0%.
     Second, at a regularly scheduled meeting, generally in March, the Committee uses information supplied by Hewitt to compare the current annual base salaries of the executive officers to current base salaries for similar executive positions at peer companies. Hewitt provides the Compensation Committee with market data from a group of peer companies in the industry that approximate Callon’s size and operate in similar locations. The peer group is adjusted each year based on changes in the industry. The Committee looks at Callon’s size from a revenue standpoint relative to the peer companies to help frame an appropriate level as a reference point for decision-making. The Committee also considers various factors such as each executive’s motivation level, leadership ability, overall knowledge and experience in his particular segment of our business, the competitive compensation environment for such individual, that person’s unique skills and his or her expected future contribution to the success of our company. The Committee feels that if these qualities are rewarded, the executives will be motivated to achieve our corporate goals and successfully implement our business strategies. Upon review of these various factors, at its March 2008 meeting, the Compensation Committee determined that no additional base salary adjustments were needed.
     The table below indicates the Peer Companies (“Original Peer Companies”) which were used for base salary comparison in March 2008.

Original Peer Companies
ATP Oil and Gas Corp.
Atwood Oceanics
Comstock Resources Inc.
Mariner Energy Inc.
Newfield Exploration Co.
Petroquest Energy Inc.
Plains Exploration & Production Co.
Stone Energy Co.
W & T Offshore Inc.
     Annual Cash Reward and Incentive Compensation. Executive officers, senior management and other non-management technical personnel have the potential to receive a significant portion of their annual cash compensation as a cash bonus. As with base salary, the Committee looks at Callon’s size from a revenue standpoint relative to the peer companies as a reference point for determining aggregate bonus amount. Each year, following the Board of Directors’ approval of the annual operating budget and financial forecast for the next year, generally at its regular November meeting, the Compensation Committee sets performance related cash bonus guidelines for the next year. While not material to the overall bonus determination, these guidelines are used as a reference point and no specific formula or weighting is considered. For 2008, the guidelines were based on the following three areas:
•	Successfully moving the Entrada project to production within reasonable cost estimates;

•	Operational and financial performance as measured by production, cash flow from operations, and income before taxes; and

•	Developing a long-range strategic plan for the Company.
     Each year, the Committee also determines the overall bonus attainment percentage applicable to each eligible employee. For 2008, the Chief Executive Officer was eligible for a bonus generally targeted at 100% of his base salary. The Chief Financial Officer was eligible for a bonus generally targeted at 75% of his base salary while our other named executive officers were eligible for a bonus targeted at 50% of their base salary.
     After the end of the performance period, the Committee meets to evaluate the extent to which the guidelines were met. In addition, the Committee may also consider how unexpected events affecting the Company may impact the bonus attainment percentage. For example, a large acquisition may substantially change our budget and forecast prepared prior to the beginning of a year, thereby affecting the original guidelines established for payment of bonuses. In addition, as occurred in prior years, adverse weather conditions may damage our facilities and reduce our production, cash flows and other measures used as guidelines to assist in determining the amount of our bonuses. Also, our Committee encourages our executives to pursue long-term goals, even if these long-term goals may result in a reduction in our near-term performance. Accordingly, after determining the overall bonus attainment percentage, the Committee reserves the right to adjust an individual’s bonus amount based on individual achievements and contributions to the Company.
     At the March 2009 Compensation Committee meeting, the Committee subjectively evaluated the Company’s performance against the Adjusted Peer Companies (described below) and the guidelines set for fiscal 2008 noting that:
•	The Entrada project was unexpectedly suspended in November 2008;

•	Operational and financial performance against goals was negatively impacted by deferred oil and gas production as a result of downtime due to hurricanes;

•	An unexpected and severe drop in commodity prices. Excluding the impact of the Entrada suspension, deferred production, and price declines, the operational and financial achievement was slightly above target; and

•	The Company’s management worked successfully in developing a long-range strategic plan and provided strong leadership to the Company during the difficult year.
     Although the Committee determined that the Company did not fully meet performance expectations for 2008, they noted that management showed resilience in the face of numerous challenges, and kept the company moving forward under a new strategy for 2009. Consequently, the Committee approved 2008 bonuses of 25% of target for the named executive officers.
     Long-term Equity Incentives. The Compensation Committee administers our long-term incentive plans and performs functions that include selecting award recipients, determining the timing of grants and assigning the number of shares awarded, fixing the time and manner in which awards are exercisable, setting option exercise prices and vesting and expiration dates, and from time to time adopting rules and regulations for our plans. For the grant of equity compensation to executive officers, our Compensation Committee will typically consider information provided by Hewitt and our Chief Executive Officer, related to the overall competitive environment associated with long-term compensation. All awards are priced at the fair market value on the grant date in accordance with SFAS No. 123R. We do not have any program, plan or obligation that requires us to grant equity compensation on specified dates. However, our Committee does follow a policy of not granting equity incentives when material non-public information exists that may affect the short-term price of our stock.
     As a result of recommendations from Hewitt, based on a review of the long-term incentive compensation practices of Peer Companies and in order to further align our executives with shareholders, on April 18, 2008 the Compensation Committee granted long-term equity incentives to the executive officers consisting of 50% time-based restricted shares and 50% performance-based shares. The time-based restricted shares will vest on the third anniversary following the award assuming continued employment with the Company. The performance-based shares will vest on the third anniversary following the award, assuming continued employment with the Company, in accordance with the achievement of a defined performance target related to the percentage increase or decrease in the Company’s “total shareholder return.” The percentage will be appropriately adjusted, if necessary, for stock splits occurring during the performance period. Callon’s total shareholder return and that of the peer companies will be calculated as follows:

(EP + CD) - BP	= % increase or decrease
BP
Ending price (EP) — equals the average daily closing price on the NYSE during the month of December 2010.
Beginning price (BP) — equals the NYSE closing price on February 1, 2008.
Cash Dividends (CD) — equals the cash dividends paid from February 1, 2008 thru December 31, 2010.
     The resulting percentage for Callon and the peer companies will then be ranked. Based on the relative ranking, the number of performance-based shares awarded will then be retroactively adjusted (“Adjusted Performance Shares”) in accordance with the following table:

Rank	Adjustment Percentage
1 or 2	150%
3 or 4	125%
5, 6 or 7	100%
8 or 9	50%
10 or 11	0%
     The following peer companies (“Adjusted Peer Companies”) are expected to be used to rank the Company’s performance in accordance with the calculation of total shareholder return above:
Adjusted Peer Companies
ATP Oil and Gas Corp.
McMoRan Exploration Co.
Comstock Resources Inc.

Mariner Energy Inc.
Swift Energy Co.
Petroquest Energy Inc.
W & T Offshore Inc.
Stone Energy Co.
     In the fall of 2008, Hewitt adjusted the Original Peer Group after an updated study of comparable companies. Atwood Oceanics, Newfield Exploration Co., and Plains Exploration & Production Co. were removed and replaced by McMoRan Exploration Co. and Swift Energy Co. The Compensation Committee may revise the list of peer companies based on mergers, acquisitions and other factors that may affect comparability to Callon.
     Information concerning all unvested performance shares and outstanding options held by our named executive officers is contained in the “Outstanding Equity Awards at December 31, 2008” table. No stock options were awarded to the named executive officers for 2008.
     Retirement and Health/Welfare Benefits. We provide Company certain benefits that we believe are standard in the industry to all of our employees. These benefits consist of a group medical and dental insurance program for employees and their qualified dependents, group life insurance for employees and their spouses, accidental death and dismemberment coverage for employees, long-term disability, a Company sponsored cafeteria plan and a 401-K employee savings and protection plan. The costs of these benefits are paid entirely by the Company. Employee life insurance amounts surpassing the Internal Revenue Service maximum are treated as additional compensation to all employees. The Company’s 401-K contribution to each qualified participant, including the named executive officers, is calculated based on 5% of the employee’s eligible salary, excluding overtime pay and annual cash bonuses, and is paid one-half in cash and one-half in Company common stock, limited to IRS regulation dollar limits. The Company also matches employee deferral amounts, including amounts deferred by named executive officers, up to a maximum of 5% of eligible compensation. The Company pays all administrative costs to maintain the plan.
     Our executive officers are entitled to certain benefits, or perquisites, that are not otherwise available to all of our employees. We provide our Chief Executive Officer, Chief Financial Officer and other executive officers with use of a company automobile. We purchase the automobile and pay for all maintenance, repairs, insurance and fuel. The employee is required to recognize taxable income using the Internal Revenue Service’s annual lease value method for personal use of the vehicle. Another benefit offered only to Mr. Fred L. Callon is the Company’s payment of a term life insurance policy for which Mr. Callon is the sole beneficiary and which the Company has no economic interest in the proceeds. The costs associated with these benefits for the named executive officers are reported as “Other Compensation” in the Summary Compensation Table. The Committee feels these perquisites are common to the oil and gas industry and the value of such benefits is considered in determining total compensation of our executives.
     Severance Protection. Callon has not entered into any employment agreements with our executive officers. Prior to 2008, the Company entered into an agreement with Fred Callon that provided for certain payments if his employment is terminated in conjunction with a change-in-control of the Company. The Committee believes that this agreement helped ensure that Mr. Callon considered all potential transactions that may increase shareholder value, regardless of whether or not he continued to be employed by the surviving entity.
     In late 2007, Hewitt provided information relative to industry compensation practices under a variety of termination scenarios. As a result of this analysis and in order to ensure all named executive officers are motivated to consider any transaction that would increase shareholder value, in early 2008, Mr. Callon’s previous agreement was terminated and the Compensation Committee entered into similar change-in-control agreements with all the named executive officers. These agreements match competitive practices and are similar in structure to Mr. Callon’s previous agreement except that Mr. Callon’s benefit levels are higher to reflect his position as the CEO of the Company. Additionally, the Committee also included a non-competition and non-solicitation provision in all of the change-in-control agreements (including Mr. Callon’s) in order to protect the Company in the event the benefits are triggered. Despite competitive market practices to the contrary, the Committee chose not to provide guaranteed severance benefits outside of a change-in-control. In the event of a termination of employment outside of a change-in-control, the Committee will consider the circumstances of each case separately.
     Internal Revenue Service Limitations. We have structured our compensation program to comply with Internal Revenue Code Sections 162(m) and 409A. Under Section 162(m) of the Internal Revenue Code, a limitation was placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the Service Provider is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. The Company has one individual (Fred L. Callon) with non-performance based compensation paid in excess of the Internal Revenue Code Section 162(m) tax deduction limit. However, the Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believe that such payments are appropriate and in the best interest of the stockholders, after taking into consideration changing business conditions or the executive’s individual performance and/or changes in specific job duties and responsibilities.
     Insider Trading Policy. We have an Insider Trading Policy for which all employees and members of our Board of Directors are prevented from buying or selling Company stock during periodic “trading blackout” periods. A trading blackout period is placed in effect by senior management when material non-public information about the Company exists and may have an influence on the marketplace. There have been no violations to this policy by any named executive officer during 2008.
     Stock Ownership Policy. In March 2008, the Compensation Committee of the Board of Directors adopted a stock ownership policy which applies to the Chief Executive Officer and the other named executive officers. The provisions of the policy provide for the investment position, computed on December 31 of each year, of the Chief Executive Officer to be no less than three times his or her base salary. For other named executive officers, the investment position shall be no less than two times base salary. Investment position is defined as calculated value of shares owned, shares owned indirectly, equivalent shares invested in the officer’s 401-K plan, and unvested portion of time-based vesting of performance or restricted shares. Value attributable to shares represented by both vested and unvested stock options and the value of unvested performance-based vesting of performance or restricted shares are excluded. Each officer has a period of five years from the date of adoption to attain the required investment position. If a named officer becomes subject to a greater investment position due to a promotion or an increase in salary, he or she will be expected to attain the increased investment position within three years of the change. The Compensation Committee reserves the right to approve an alternate stock ownership guideline for named officers who can demonstrate a severe hardship in meeting the general guidelines.
     Primarily as a result of the economic downturn and its effect on the Company’s year-end stock price at December 31, 2008, none of the named officers met the minimum investment value position. The Compensation Committee will closely monitor officer share holdings and future equity related activity for each individual.
     Certain Relationships and Related Party Transactions. Our Audit Committee charter provides that the Company shall not enter into a related party transaction unless such transaction is approved by the Audit Committee after a review of the transaction by the Audit Committee for potential conflicts of interest. A transaction will be considered a “related party transaction” if the transaction would be required to be disclosed under Item 404 of Regulation S-K. In addition, our Code of Business Conduct and Ethics provides that an officer’s or a director’s conflict of interest with the Company may only be waived if the Nominating and Governance Committee approves the waiver and the full Board of Directors ratifies the waiver. The Committees have the authority to hire legal, accounting, financial or other advisors as it may deem necessary or desirable and/or to delegate responsibilities to executive officers of the Company in connection with discharging their duties. As of December 31, 2008, we are not aware of any related party transactions with our executive officers that may cause a conflict of interest with the Company.
Compensation Committee Report
     We have reviewed and discussed with management certain Compensation Discussion and Analysis provisions included in the Company’s 2009 Shareholder Meeting Schedule 14A Proxy Statement, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934. Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in the Company’s 2009 Proxy Statement.
L. Richard Flury (Chairman)
Larry D. McVay
John C. Wallace
Richard O. Wilson

EXECUTIVE COMPENSATION AND OTHER RELATED INFORMATION
     The following table sets forth certain information with respect to the Chief Executive Officer of the Company and the four most highly compensated executive officers of the Company serving in such positions as of December 31, 2008, 2007, and 2006. We sometimes refer to the officers listed below as the “named executive officers.”
Summary Compensation Table

Name						All Other
and		Annual	Cash		Stock	Compen-
Principal		Salary	Bonus		Awards	sation	Total
Position	Year	($)	($)		($)(4)	($)(5)	($)
Fred L. Callon	2008	464,520	116,125		485,379	52,572	1,118,596
Chairman and Chief Executive Officer	2007	446,654	558,319	(2)	277,152	52,140	1,459,265
			125,000	(3)
	2006	434,700	125,000		329,919	55,350	944,969

B. F. Weatherly	2008	364,000	68,250		384,113	43,520	859,883
Executive Vice President and Chief	2007	350,000	328,125	(2)	248,313	110,894	1,112,332
Financial Officer			75,000	(3)
	2006	35,566 (1)	50,000		163,184	44,983	293,733

Stephen F. Woodcock	2008	286,000	35,750		250,201	43,513	615,464
Vice President	2007	258,149	275,000	(2)	177,774	42,291	803,214
			50,000	(3)
	2006	217,726	75,000		219,987	39,960	552,673

Thomas E. Schwager	2008	260,000	32,500		213,055	45,870	551,425
Vice President	2007	232,885	187,500	(2)	149,682	45,056	665,123
			50,000	(3)
	2006	196,321	75,000		183,453	39,866	494,640

Rodger W. Smith	2008	218,400	27,300		158,522	46,872	451,094
Vice President and Treasurer	2007	198,390	135,000	(2)	104,202	41,495	514,087
			35,000	(3)
	2006	167,384	65,000		127,419	39,216	399,019

(1)	Mr. Weatherly joined the Company as Executive Vice President and Chief Financial Officer effective November 16, 2006. His annual salary was $350,000 per year.

(2)	In April 2008, the Compensation Committee awarded cash bonuses for services performed during 2007, exclusive of the cash bonus amount described in (3) below.

(3)	In May 2007, the Compensation Committee awarded a special cash bonus attributable to the successful closing of the Entrada Field acquisition from BP Exploration and Production Company and the successful closing of a $200 million revolving credit facility.

(4)	Amounts calculated utilizing the provisions of Statement of Financial Accounting Standards No. 123R, “Share-based Payments.” See notes to the consolidated financial statements in the Company’s Annual Report for the years ended December 31, 2008, 2007 and 2006 regarding assumptions underlying valuation of equity awards. The amount in this column for 2008 is the amount of compensation cost recognized in 2008 for restricted stock granted in 2008 and prior years for each executive officer. The calculation of these amounts disregards the estimate of forfeitures related to time-based vesting conditions. The grant date fair market value of the restricted stock computed in accordance with Statement of Financial Accounting Standards No. 123R used to calculate these amounts is the same as that used for our stock-based compensation disclosure in Note 3 to our financial statements included in our 2008 Annual Report on Form 10-K filed with the SEC on March 19, 2009.

(5)	See table and related footnotes below.

     Table of All Other Compensation

			Company
		Company	Contributed	Company
		Contributed	Common	Provided	Company	Company
		Cash to	Stock to	Group Life	Provided	paid
		401- K	401- K	Insurance	Auto	Other		Total
Name	Year	($)	($)(1)	($)	($)(2)	($)		($)
Fred L. Callon	2008	17,250	6,286	2,465	15,071	11,500	(3)	52,572
	2007	16,875	5,625	3,264	14,876	11,500	(3)	52,140
	2006	16,500	5,500	3,264	16,526	13,560	(3)	55,350

B. F. Weatherly	2008	17,250	5,906	3,784	16,580	—		43,520
	2007	14,766	5,625	3,264	17,894	69,345	(4)	110,894
	2006	673	673	272	865	42,500	(5)	44,983

Stephen F. Woodcock	2008	17,250	5,616	2,465	18,182	—		43,513
	2007	16,875	5,625	3,264	16,527	—		42,291
	2006	16,330	5,443	3,264	14,923	—		39,960

Thomas E. Schwager	2008	17,250	5,451	2,465	20,704	—		45,870
	2007	16,875	5,625	3,264	19,292	—		45,056
	2006	14,724	4,908	3,264	16,970	—		39,866

Rodger W. Smith	2008	16,920	5,463	2,465	22,024	—		46,872
	2007	14,879	4,960	2,940	18,716	—		41,495
	2006	12,554	4,185	2,860	19,617	—		39,216

(1)	Company contributions to each person’s 401-K account consist of a basic contribution equal to five percent (5%) of eligible annual salary (funded one-half in cash and one-half in equivalent-valued common stock) plus a matching amount (limited to five percent (5%) of eligible annual salary if such employee individually contributed at least eight percent (8%) of their eligible annual salary). The number of shares contributed is determined on a monthly basis by dividing one-half of the total basic cash contribution by the closing market price on the last trading day of the month.

(2)	Represents annual depreciation based on a three-year life plus insurance, fuel, maintenance and repairs.

(3)	Represents premiums paid by the Company on a personal life insurance policy for which Mr. Callon is the sole beneficiary.

(4)	Represents company paid expenses associated with Mr. Weatherly relocation from Houston, TX to Natchez, MS.

(5)	Represents $35,000 in retainer fees as a non-management member of the Board of Directors and $7,500 as chairman of the Compensation Committee which was earned prior to Mr. Weatherly’s employment with the Company in November 2006.
Grant of Plan-based Awards During 2008
     The following table presents grants of equity awards during the fiscal year ending December 31, 2008:

		Estimated Future
		Payouts Under
		Equity
		Incentive				Grant
		Plan Awards (1)				Date
		Thresh-		Maxi-	All Other Stock Awards:	Fair
	Grant	old	Target	mum	Number of Shares of	Value
Name	Date	(#)	(#)	(#)	Stock or Units (2)	($)(3)
Fred L. Callon	04/18/2008	23,000	23,000/28,750	34,500	23,000	937,020

B. F. Weatherly	04/18/2008	15,000	15,000/18,750	22,500	15,000	611,100

Stephen F. Woodcock	04/18/2008	8,000	8,000/10,000	12,000	8,000	325,920

Thomas E. Schwager	04/18/2008	7,000	7,000/8,750	10,500	7,000	285,180

Rodger W. Smith	04/18/2008	6,000	6,000/7,500	9,000	6,000	244,440

(1)	Amounts in these columns represent performance share grants made under our 2006 Stock Incentive Plan. Performance shares vest on April 18, 2011, depending on the performance criteria as described in the CD&A.

(2)	Amounts in this column represent time-vested restricted stock grants made under our 2006 Stock Incentive Plan.

(3)	This column shows the grant date fair value of the time-based restricted stock and Performance shares granted to the named executive officers on April 18, 2008 computed in accordance with SFAS 123R. The grant date fair value is computed using the closing market price on the date of grant and will be expensed in our financial statements over the vesting schedule. The grant date value per share on April 18, 2008 was $20.37. The assumptions utilized in the calculation of these amounts are set forth in footnote 3 to the Company’s consolidated financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC on March 19, 2009.
Performance Share Formula
     As described above in the CD&A, equity incentive awards were granted to the named executive officers in 2008 in the form of performance-based restricted stock and time-based restricted stock. The payout or forfeiture of performance-based restricted stock is dependent upon the total shareholder return of our common stock over a three-year period relative to that of a peer group. Share price is equitably adjusted for stock splits and other similar corporate actions affecting stock. The threshold, target and maximum number of shares that may be paid under these awards granted in 2008 is shown in the “Estimated Future Payouts Under Equity Incentive Awards” column above. For grants made in 2008, if our common stock’s total return ranks fifth, sixth or seventh compared to the peer group companies, or third or fourth compared to the peer group companies, the payout will be at 100% or 125%, respectively, of the target amount. If the total return ranks first or second compared to the peer companies, the payout will be the maximum amount at 150% of the target amount. A minimum threshold payout of 50% of the target amount will be made if we rank eighth or ninth of the peer companies. If the total return ranks tenth or eleventh compared to the peer group companies, there will be no payout.
     The time-vested restricted stock will vest in a single installment three years from the date of grant.
Stock-Based Incentive Compensation Plans
     The Company currently maintains four common stock-based incentive plans for its directors and employees: the 1994 Plan, the 1996 Plan, the 2002 Plan, and the 2006 Plan.
          1994 Plan. The 1994 Plan was adopted on June 30, 1994 and approved by the Company’s sole shareholder on that date. Pursuant to the 1994 Plan, 600,000 shares of common stock were reserved for issuance upon the exercise of options or for grants of performance shares. The 1994 Plan terminated effective July 14, 2004, therefore, no awards were made after this date.
          1996 Plan. On August 23, 1996, the Board of Directors of the Company approved and adopted the 1996 Plan. The 1996 Plan was later approved by the shareholders of the Company on June 19, 1997. Pursuant to the 1996 Plan, 900,000 shares of common stock were reserved for issuance upon the exercise of options or for grants of performance shares. On August 20, 1998, the Board of Directors amended the 1996 Plan, as permitted pursuant to the terms of the 1996 Plan, to increase the number of shares of common stock reserved for issuance to 1,200,000 shares. On May 9, 2000, the shareholders of the Company approved an increase in the available number of shares of common stock reserved for issuance under the 1996 Plan to 2,200,000 shares. Activity for the period January 1, 2008 through March 9, 2009 included the expiration of 9,917 unexercised stock options, forfeiture of 11,800 performance shares, and the return to the plan of 58,409 shares as a result of stock options exercised during the period. As of March 9, 2009, there were 195,931 shares of common stock available for future grant under the 1996 Plan.
          2002 Plan. On February 14, 2002, the Board of Directors of the Company approved and adopted the 2002 Plan. Pursuant to the 2002 Plan, 350,000 shares of common stock are reserved for issuance upon the exercise of options or for grants of stock options, stock appreciation rights or units, restricted stock, or performance shares or units. This Plan qualified as a “broadly based” plan under the provisions of the New York Stock Exchange rules and regulations at the time it was adopted and therefore did not require shareholder approval. Because the 2002 Plan is a broadly based plan, the aggregate number of shares underlying awards granted to officers and directors cannot exceed 50% of the total number of shares underlying the awards granted to all employees during any three-year period. Activity for the period January 1, 2008 through March 9, 2009 included the expiration of 3,000 unexercised stock options and the return to the plan of 10,515 shares as a result of stock options exercised during the period. As of March 9, 2009, there were 42,466 shares of common stock available for future grant under the 2002 Plan.
          2006 Plan. On March 9, 2006, the Board of Directors of the Company approved and adopted the 2006 Plan, subject to shareholder approval. The 2006 Plan was approved by the shareholders in conjunction with the 2006 Annual Meeting of Shareholders held on May 4, 2006. Pursuant to the 2006 Plan, 500,000 shares of common stock are reserved for issuance upon the exercise of options or for grants of stock options, stock appreciation rights or units, restricted stock, or performance shares or units. To date in 2009, there have been no awards granted. Activity for the period January 1, 2008 through March 9, 2009 included the award of 217,600 performance shares to officers and employees, 25,000 shares awarded as compensation to our independent members of the Board of Directors, the forfeiture of 2,000 performance shares and the return of 1,648 shares as a result of stock options exercised during the period. An additional 35,500 shares have been reserved by the 2006 Plan in the event a certain performance target is reached on April 18, 2011. As of March 9, 2009, there were 191,048 shares of common stock available for future grant under the 2006 Plan.
          1997 Employee Stock Purchase Plan. In 1997, the Board of Directors authorized the implementation of the Callon Petroleum Company 1997 Employee Stock Purchase Plan (the “1997 Purchase Plan”), which was approved by the Company’s shareholders on June 19, 1997. The Plan provided eligible employees of the Company with the opportunity to acquire a proprietary interest in the Company through participation in a payroll deduction-based employee stock purchase plan. An aggregate of 250,000 shares of common stock was reserved for issuance over the ten-year term of the 1997 Purchase Plan. The purchase price per share at which common stock could be purchased by the participant on each purchase date within an offering period was equal to eighty-five percent of the fair market value per share of common stock. As of March 9, 2009, all reserved shares have been issued.
Long-Term Incentive Plan Awards
     The Company does not have a long-term incentive plan for its employees other than the stock-based incentive compensation plans mentioned above and in the CD&A.
Outstanding Equity Awards at Fiscal Year-End
     The following table contains information concerning all unexercised and unvested stock awards at December 31, 2008 for the named executive officers:

Option Awards	Stock Awards
Equity
Incentive
Equity	Plan
Incentive	Awards:
Plan	Market or
Awards:	Payout
Number of	Value of
Number	Unearned	Unearned
of	Number of	Market	Shares,	Shares,
Securities	Shares or	Value of Shares	Units or	Units or
Underlying	Units of	or Units of	Other	Other
Unexercised	Option	Stock that	Stock	Rights that	Rights that
Options	Exercise	Option	Have Not	that Have	Have Not	Have Not
(#)	Price	Expiration	Vested	Not vested	Vested	Vested
Name	Exercisable	($)	Date	(#)	($)(11)	(#)	($)(11)
Fred L. Callon	110,000	(1)	10.50	03/23/2010	—	—	—	—
18,750	(2)	4.50	07/12/2012	—	—	—	—
12,625	(3)	3.70	08/12/2012	—	—	—	—
—	—	—	8,600	(7)	22,360	—	—
—	—	—	20,000	(8)	52,000	—	—
—	—	—	23,000	(10)	59,800	23,000	(10)	59,800

B. F. Weatherly	15,000	(4)	10.50	07/25/2010	—	—	—	—
5,000	(5)	6.05	05/08/2012	—	—	—	—
5,000	(6)	5.12	05/02/2013	—	—	—	—
—	—	—	5,000	(7)	13,000	—	—
—	—	—	22,500	(9)	58,500	—	—
—	—	—	15,000	(10)	39,000	15,000	(10)	39,000

	Option Awards			Stock Awards
									Equity
									Incentive
							Equity		Plan
							Incentive		Awards:
							Plan		Market or
							Awards:		Payout
							Number of		Value of
	Number						Unearned		Unearned
	of			Number of		Market	Shares,		Shares,
	Securities			Shares or		Value of Shares	Units or		Units or
	Underlying			Units of		or Units of	Other		Other
	Unexercised	Option		Stock that		Stock	Rights that		Rights that
	Options	Exercise	Option	Have Not		that Have	Have Not		Have Not
	(#)	Price	Expiration	Vested		Not vested	Vested		Vested
Name	Exercisable	($)	Date	(#)		($)(11)	(#)		($)(11)
Stephen F. Woodcock	44,000 (1)	10.50	03/23/2010	—		—	—		—
	13,250 (2)	4.50	07/12/2012	—		—	—		—
	8,500 (3)	3.70	08/23/2012	—		—	—		—
	—	—	—	3,700	(7)	9,620	—		—
	—	—	—	16,000	(8)	41,600	—		—
	—	—	—	8,000	(10)	20,800	8,000	(10)	20,800

Thomas E. Schwager	—	—	—	3,500	(7)	9,100	—		—
	—	—	—	12,800	(8)	33,280	—		—
	—	—	—	7,000	(10)	18,200	7,000	(10)	18,200

Rodger W. Smith	20,000 (1)	10.50	03/23/2010	—		—	—		—
	—	—	—	2,500	(7)	6,500	—		—
	—	—	—	8,800	(8)	22,880	—		—
	—	—	—	6,000	(10)	15,600	6,000	(10)	15,600

(1)	Represents stock options awarded on March 23, 2000 which are 100% vested.

(2)	Represents stock options awarded on July 12, 2002 which are 100% vested.

(3)	Represents stock options awarded on August 23, 2002 which are 100% vested.

(4)	Represents stock options awarded on July 25, 2000 which are 100% vested.

(5)	Represents stock options awarded on May 8, 2002 which are 100% vested.

(6)	Represents stock options awarded on May 2, 2003 which are 100% vested.

(7)	Represents 20% of the original award of the 2004 restricted shares awarded July 14, 2004. Award vests 20% on July 14, 2005 and 20% on each anniversary thereafter.

(8)	Represents 40% of the original award of the 2006 restricted shares awarded August 21, 2006. Award vests 20% on the grant date and 20% on each anniversary thereafter.

(9)	Represents 50% of the original award of 2006 restricted shares awarded upon employment on November 16, 2006. Award vest 25% on November 16, 2007 and 25% on each anniversary thereafter.

(10)	Represents shares awarded April 18, 2008. Time-vested restricted stock is reported under the first and second columns under “Stock Awards” and Performance shares for which the performance period has not run is reported under the third and fourth columns under “Stock Awards.” Performance shares will vest on April 18, 2011, depending on the satisfaction of performance criteria as described in the CD&A.

(11)	Amounts calculated based on the December 31, 2008 closing price on the New York Stock Exchange of $2.60 per share.

Option Exercises and Stock Vested Table
     The following table indicates option exercises and stock vesting during 2008 for the named executive officers:

	Option Awards		Stock Awards
			Number of
			Shares
	Number of	Value	Acquired		Value
Name of	Shares Acquired	Realized On	on		Realized on
Executive	on Exercise	Exercise	Vesting		Vesting
Officer	(#)	($)	(#)		($)
Fred L. Callon	60,000	1,095,075	8,600	(1)	222,654	(4)
	—	—	10,000	(2)	199,900	(5)

B. F. Weatherly	5,000	85,531	5,000	(1)	129,450	(4)
	5,000	78,031	11,250	(3)	83,588	(6)
	5,000	65,063	—		—
	5,000	80,375	—		—
	5,000	76,600	—		—
	5,000	80,550	—		—
	5,000	70,050	—		—

Stephen F. Woodcock	25,000	468,000	3,700	(1)	95,793	(4)
	—	—	8,000	(2)	159,920	(5)

Thomas E. Schwager	—	—	3,500	(1)	90,615	(4)
	—	—	6,400	(2)	127,936	(5)

Rodger W. Smith	8,000	149,760	2,500	(1)	64,725	(4)
	1,600	37,152	4,400	(2)	87,956	(5)
	1,083	26,014	—		—

(1)	Represents a 20% vesting of restricted shares awarded July 14, 2004.

(2)	Represents a 20% vesting of restricted shares awarded August 21, 2006.

(3)	Represents a 25% vesting of restricted shares awarded November 16, 2006.

(4)	Computed based on the fair market value of the common stock on the date of vesting equal to $25.89 per share.

(5)	Computed based on the fair market value of the common stock on the date of vesting equal to $19.99 per share.

(6)	Computed based on the fair market value of the common stock on the date of vesting equal to $7.43 per share.

Potential Payments Upon Termination or Change-in-Control
     The following table shows the estimated gross taxable compensation payable under several scenarios. The information assumes, in each case, that the officer’s termination was effective as of December 31, 2008. In presenting this disclosure, we describe amounts earned through December 31, 2008 and, in those cases where the actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company, our estimates are of the amounts which would be paid out to the executives upon their termination.

			Accelerated	Continued
	Base	Cash	Stock Award	Employee
Name and	Salary	Bonus	Vesting	Benefits	Excise Tax	Total
Reason for Termination	($)(5)	($)(5)	($)(6)	($)(7)(8)	($)(9)	($)
Fred L. Callon
Change in Control (1)	1,393,560	1,393,560	193,960	116,005	619,129	3,716,214
Termination for Good Reason (2)	—	—	22,360	—	—	22,360
Termination for Cause (3)	—	—	—	—	—	—
Death, Disability, or Retirement (4)	—	—	193,960	—	—	193,960
Voluntary termination	—	—	—	—	—	—

B. F. Weatherly
Change in Control (1)	728,000	546,000	149,500	54,336	329,325	1,807,161
Termination for Good Reason (2)	—	—	13,000	—	—	13,000
Termination for Cause (3)	—	—	—	—	—	—
Death, Disability, or Retirement (4)	—	—	149,500	—	—	149,500
Voluntary termination	—	—	—	—	—	—

Stephen F. Woodcock
Change in Control (1)	572,000	286,000	92,820	54,336	—	1,005,156
Termination for Good Reason (2)	—	—	9,620	—	—	9,620
Termination for Cause (3)	—	—	—	—	—	—
Death, Disability, or Retirement (4)	—	—	92,820	—	—	92,820
Voluntary termination	—	—	—	—	—	—

Thomas E. Schwager
Change in Control (1)	520,000	260,000	78,780	54,336	—	913,116
Termination for Good Reason (2)	—	—	9,100	—	—	9,100
Termination for Cause (3)	—	—	—	—	—	—
Death, Disability, or Retirement (4)	—	—	78,780	—	—	78,780
Voluntary termination	—	—	—	—	—	—

Rodger W. Smith
Change in Control (1)	436,800	218,400	60,580	53,822	—	769,602
Termination for Good Reason (2)	—	—	2,500	—	—	2,500

			Accelerated	Continued
	Base	Cash	Stock Award	Employee
Name and	Salary	Bonus	Vesting	Benefits	Excise Tax	Total
Reason for Termination	($)(5)	($)(5)	($)(6)	($)(7)(8)	($)(9)	($)
Termination for Cause (3)	—	—	—	—	—	—
Death, Disability, or Retirement (4)	—	—	60,580	—	—	60,580
Voluntary termination	—	—	—	—	—	—

(1)	The Company entered into a Severance Compensation Agreement dated April 18, 2008 with each of the five named executive officers listed in the table above. The agreements were subsequently amended effective on December 31, 2008 to comply with the final Treasury Regulations issued under Section 409A of the Internal Revenue Code of 1986, as amended. See “Employment Agreements, Termination of Employment and Change-in-Control Arrangements.”

(2)	“Termination for Good Reason” is generally defined as voluntary termination following the Company’s failure to maintain and continue the executive’s title or position, compensation, employee benefits, duties, responsibilities and status with the Company as in effect at the date the award. The definition also includes the mandatory relocation to any place other than a location within the area of Natchez, MS, subject to limited exceptions.

(3)	“Termination for Cause” is generally defined as willful misconduct or intentional and continual neglect of duties which may continue after the employee has had a reasonable opportunity to correct the same, commission of fraud or embezzlement, any action intended to harm the Company, theft or conviction of a felony.

(4)	“Disability” is generally defined as the employee’s inability to carry out the normal and usual duties of his employment on a full-time basis for an entire period of six (6) continuous months together with the reasonable likelihood, as determined by the Board of Directors after consultation of a qualified physician, he will be unable to carry out his normal and usual duties of employment. “Retirement” is generally defined as the employee’s attainment of an age which the Board of Directors determines to be consistent with normal retirement age.

(5)	In accordance with Mr. Callon’s Severance Compensation Agreement, the computation uses a three-year multiple with respect to the severance amount relating to salary and bonus while a two-year multiple is used for the other named executive officers. See “Employment Agreements, Termination of Employment and Change-in-Control Arrangements.”

(6)	The amounts are computed based on unvested stock awards at December 31, 2008 using the closing price of the Company’s common stock on the New York Stock Exchange on such date, the last trading day for 2008, at $2.60 per share. See below for a description of the payment of performance shares granted in April 2008.

(7)	Benefits consist of thirty-six months of employer provided family medical and dental insurance, life insurance, dependent life insurance, accidental death coverage and disability coverage for Mr. Callon and twenty-four months for the other named executive officers.

(8)	Mr. Callon’s amount includes an additional $34,500 representing premiums on a life insurance policy for which the Company does not have any beneficial interest.

(9)	This calculation is an estimate for the Proxy Statement disclosure only. Payments on an actual change in control may differ based on factors such as transaction price, timing of employment termination and payments, and changes in compensation. In computing the excise tax gross-up, we valued all payments and benefits in accordance with Code Section 280G. Key assumptions in the gross-up calculation included that the highest marginal federal, Mississippi state and Medicare tax rates applied.
Vesting provisions Applicable to Performance Shares Awarded in April 2008
     Upon a change in control or upon the death or termination of employment due to disability of the employee, the performance period set for the performance shares granted in April 2008 and described in the CD&A will end on the effective date of the event and all unvested portions of the performance shares shall vest on such date. Upon retirement on any date after the employee attains the normal retirement age of 70 years, the performance period will end and all unvested portions of the performance shares shall vest on such retirement date. If the employee’s employment with the Company is terminated other than as set forth above, all unvested portions of the performance shares will be forfeited.
Employment Agreements, Termination of Employment and Change-in-Control Arrangements
     Severance Compensation Agreements. On April 18, 2008, the Company entered into a Severance Compensation Agreement with each of the named executive officers, which were subsequently amended effective on December 31, 2008 to comply with the final Treasury Regulations issued under Section 409A of the Internal Revenue Code of 1986, as amended (“Agreements”). The Agreements will terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earliest of (1) December 31, 2008; provided, however, that, commencing on December 31, 2008 and on each anniversary date thereafter (each such date, an “Anniversary Date”), the expiration date shall automatically be extended for one additional year unless, immediately prior to such Anniversary Date, either party shall have given written notice that it does not wish to extend this Agreement, but in no event shall the expiration date be earlier than the second anniversary of the effective date of a Change of Control; (2) the termination of the Executive’s employment with Callon based on death, Disability (as defined in Section 3.1 of the Agreement), or Cause (as defined in Section 3.2 of the Agreement; and (3) the voluntary resignation of the Executive for any reason other than Good Reason (as defined in Section 3.3 of the Agreement). As of December 31, 2008, all five Agreements were extended for one additional year.
     Pursuant to the Agreement, if the executive incurs a “separation from service” from the Company (as such term is defined in final Treasury Regulations issued under Code Section 409A and any other guidance issued thereunder) without cause by the Company or for good reason by him within two years following a Change of Control of the Company (or in certain cases, prior to a change of control), then the executive is entitled to a single lump-sum cash payment (payable six months following the triggering event) in an amount equal to three times the sum of Mr. Callon’s (a) the annual base salary in effect immediately prior to the Change of Control or, if higher, in effect immediately prior to the separation from service, and (b) the greater of the average bonus earned with respect to the three most recently completed full fiscal years or the target bonus for the fiscal year in which the Change of Control occurs, based on a forecast that has been approved by the Board of the results for the fiscal year in which the Change of Control occurs. For the remaining named executive officers, the salary and bonus multiple is two times. In addition, the Company must maintain at its expense until thirty-six (36) months after a separation from service all life, disability, medical, dental, accident and health insurance coverage for Mr. Callon. For the remaining named executive officers, the continued benefit period is twenty-four (24) months. If the executive’s employment is terminated as a result of his death or disability, the Company is only required to make such payments if the termination occurred within six months of a Change of Control. “Good reason” is generally defined in the Agreement as a change in compensation, benefits, position, responsibilities, or location. A Change of Control is generally defined in the Agreement as (i) any person or group of persons acting in concert shall have become the beneficial owner of more than 50% of the outstanding common stock of the Company; (ii) the stockholders of the Company shall cause a change in the majority of the members of the Board of Directors within a twelve-month period; or (iii) the Company or its stockholders shall enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company.
     The Agreements also provide that, upon a Change of Control, all stock options shall automatically become fully exercisable and all performance shares, restricted stock, stock appreciation rights and other similar rights held by the executive shall become fully vested, provided however, that such acceleration of vesting shall not occur if it would be an impermissible acceleration under Section 409A of the Code. If the Company cannot provide for acceleration of vesting as a result of provisions in existence prior to a Change of Control, any plan or agreement, or Section 409A, the Company must provide in lieu thereof a lump-sum cash payment equal to the total value of the outstanding and unvested stock rights as of the date of separation from service.
     The Agreements incorporate a provision to provide for the possible impact of the federal excise tax on excess parachute payments. The so-called “golden parachute” tax rules subject “excess parachute payments” to a dual penalty: the imposition of a 20 percent excise tax upon the recipient and non-deductibility of such payments by the paying corporation. While the excise tax is seemingly evenhanded, the excise tax can discriminate against long-serving employees in favor of new hires, against individuals who do not exercise stock options in favor of those who do and against those who elect to defer compensation in favor of those who do not. For these reasons, we believe that the provision of the excise tax gross-up in the Agreement is appropriate. If any payment is subject to any excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, a “gross-up” payment will be made to place such executive in the same net after-tax position as would have been the case if no excise tax had been payable.
Compensation of Non-Management Directors
     Each non-management director receives an annual retainer of $40,000 per year with an additional $20,000 per year for the chairman of the Audit Committee and an additional $10,000 per year to the chairman of the Compensation Committee and the chairman of the Nominating and Corporate Governance Committee. Each non-management director is reimbursed for reasonable out-of-pocket costs incurred to attend Board meetings. In addition to cash compensation the Compensation Committee may, from time to time, grant performance shares. During 2008, the Compensation Committee awarded 6,250 shares of stock each to Messrs. Flury, McVay, Wallace, and Wilson. These shares vested immediately upon issuance. The table below indicates the total compensation earned and paid during 2008 for each non-management director:

Non-Management Director Compensation for 2008

	Fees
	Earned
	or Paid	Stock		Option	All Other
	in Cash	Awards		Awards	Compensation	Total
Name	($)(1)	($)(6)		($)	($)	($)
L. Richard Flury	50,000 (2)	57,950	(7)	—	—	257,388
		149,438	(10)

Larry D. McVay	50,000 (3)	83,086	(8)	—	—	282,524
		149,438	(10)

John C. Wallace	60,000 (4)	69,100	(9)	—	—	278,538
		149,438	(10)

Richard O. Wilson	50,000 (5)	69,100	(9)	—	—	268,538
		149,438	(10)

(1)	Does not include reimbursement of expenses associated with attending the Board meetings.

(2)	Represents annual retainer of $40,000 and an additional $10,000 for acting as chairman of the Compensation Committee.

(3)	Represents annual retainer of $40,000 and an additional $10,000 for acting as chairman of the Strategic Planning Committee.

(4)	Represents annual retainer of $40,000 and an additional $20,000 per year for acting as chairman of the Audit Committee.

(5)	Represents annual retainer of $40,000 and an additional $10,000 for acting as the chairman of the Nominating and Corporate Governance Committee.

(6)	Amounts calculated utilizing the provisions of Statement of Financial Accounting Standards No. 123R, “Share-based Payments.” See Note 3 of the consolidated financial statements in the Company’s Annual Report for the year ended December 31, 2008 regarding assumptions underlying valuation of equity awards.

(7)	Represents current year amortization in accordance with FAS 123R of 25,000 shares of common stock awarded on August 19, 2004. The shares awarded in 2004 had a fair market value of $11.59 on the date of the award with vesting over a five-year period. Amortization represents twelve of the fifty-nine month amortization period. The grant date fair value of the original award was $289,750.

(8)	Represents current year amortization in accordance with FAS 123R of 10,000 shares of common stock awarded on October 18, 2007 with a fair market value of $14.54 per share on the date of the award. The shares vested 50% on July 14, 2008 and will vest 50% on July 14, 2009. Amortization represents twelve of the twenty-one month amortization period. The grant date fair value of the original award was $145,400.

(9)	Represents current year amortization in accordance with FAS 123R of 25,000 shares of common stock awarded on July 14, 2004. The shares awarded in 2004 had a fair market value of $13.82 on the date of the award with vesting over a five-year period. Amortization represents twelve of the sixty-month amortization period. The grant date fair value of the original award was $345,500.

(10)	Represents current year amortization in accordance with FAS 123R of 6,250 shares of common stock awarded on May 12, 2008 with a fair market value of $23.91 per share on the date of the award. The shares vested 100% on the date of the award. The grant date fair value of the original award was $149,438.
     Fred L. Callon serves as Chairman of the Board of Directors but does not receive any additional compensation for his services in this capacity and therefore has been omitted from the table above. Compensation paid to Mr. Weatherly as a director prior to his appointment in November 2006 as Executive Vice President and Chief Financial Officer is disclosed in the Summary Compensation Table.

Securities Authorized for Issuance under Equity Compensation Plans
     The following information represents information concerning our equity compensation plans as of December 31, 2008:

	Number of securities
	to be issued upon	Weighted Average	Number of securities remaining
	exercise of	exercise price of	available for future issuance under
	outstanding options	outstanding options	equity compensation plans
	(#)	($)	(excluding securities reflected in
Plan	(a)	(b)	columns (a)
1994 Plan (1)	20,000	11.68	—
1996 Plan (1)	390,792	10.66	195,931
2002 Plan (2)	90,483	7.73	42,466
2006 Plan (1)	12,000	14.17	191,048

(1)	Plan approved by the Company’s shareholders.

(2)	Plan was adopted as a “broadly based” plan which did not require shareholder approval. See “Stock-Based Incentive Compensation Plans — 2002 Plan” for a description of the material terms of the Plan.

PROPOSAL II
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ratification of Independent Registered Public Accounting Firm
     The Audit Committee of the Board of Directors is required by law and applicable New York Stock Exchange rules to be directly responsible for the appointment, compensation and retention of the Company’s independent registered public accountants. The Audit Committee has appointed Ernst & Young LLP, independent registered public accounting firm, for the examination of the accounts and audit of the financial statements of the Company for the year ending December 31, 2009. While shareholder ratification is not required by the Company’s bylaws or otherwise, the Board of Directors will present a proposal to the shareholders to approve and ratify as part of good corporate governance principles, the engagement of Ernst & Young LLP. If the shareholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. A representative of Ernst & Young LLP will be present at the 2009 Annual Meeting and will have the opportunity to make a statement, if he desires, and to respond to appropriate questions.
     Management recommends that the shareholders approve and ratify the appointment of Ernst & Young LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009. Unless otherwise indicated, all properly executed proxies received by the Company will be voted “FOR” such ratification at the 2009 Annual Meeting.
PROPOSAL III
APPROVAL OF THE CALLON PETROLEUM COMPANY
2009 STOCK INCENTIVE PLAN
General
          At a meeting held on March 5, 2009, the Board of Directors of the Company approved the Callon Petroleum Company 2009 Stock Incentive Plan (the “2009 Stock Incentive Plan”), subject to the approval of the shareholders of the Company. At the Meeting, Shareholders will be asked to approve and ratify the adoption of the 2009 Stock Incentive Plan. The Board of Directors believes that the approval of the 2009 Stock Incentive Plan is in the best interests of the Company and its Shareholders. The 2009 Stock Incentive Plan will authorize the Board of Directors to award grants at any time following the effective date of the 2009 Stock Incentive Plan. Accordingly, Shareholder approval of the 2009 Stock Incentive Plan will constitute approval of all awards made under the 2009 Stock Incentive Plan without further approval from the shareholders, except as may be required by the 2009 Stock Incentive Plan.
          The 2009 Stock Incentive Plan is in addition to the Company’s existing stock incentive plans. See “Executive Compensation — Stock-Based Incentive Compensation Plans.”
          The purpose of the 2009 Stock Incentive Plan is to foster and promote the long-term financial success of the Company and to increase shareholder value by attracting, motivating and retaining key employees and directors and providing such participants in the 2009 Stock Incentive Plan with a program for obtaining an ownership interest in the Company that links and aligns their personal interests with those of the Company’s shareholders, thus enabling such participants to share in the long-term growth and success of the Company. To accomplish these goals, the 2009 Stock Incentive Plan permits the granting of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, and other stock-based awards, some of which may require the satisfaction of performance-based criteria in order to be payable to participants. If approved, the 2009 Stock Incentive Plan will be an important component of the total compensation package offered to employees and directors, reflecting the importance that the Company places on motivating and rewarding superior results with long-term, performance-based incentives.
Description of the 2009 Stock Incentive Plan
          The following is a summary of the principal features of the 2009 Stock Incentive Plan and its operation. For additional details regarding the 2009 Stock Incentive Plan you should refer to the full text of the 2009 Stock Incentive Plan, a copy of which is attached to this proxy statement as Exhibit A.
          Administration. The 2009 Stock Incentive Plan is administered by the Compensation Committee (“Committee”) appointed by the Board of Directors. The Committee is composed of all four directors who qualify as “outside directors” under Section 162(m) of the Internal Revenue Code and/or as “non-employee directors” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Subject to the terms of the 2009 Stock Incentive Plan, the Committee has the power to select the persons eligible to receive awards, the type and amount of incentive awards to be awarded, and the terms and conditions of such awards. To the extent permitted by applicable law, the Committee may delegate its authority under the 2009 Stock Incentive Plan described in the preceding sentence to officers or other employees of the Company. The Committee also has the authority to interpret the 2009 Stock Incentive Plan and establish, amend or waive rules necessary or appropriate for the administration of the 2009 Stock Incentive Plan.
          Eligibility. Any employee or director of the Company who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company is eligible to participate in the 2009 Stock Incentive Plan. In any calendar year, no covered employee described in Section 162(m) of the Internal Revenue Code or applicable Treasury Regulations may be granted (in the case of stock options and stock appreciation rights), or have vested (in the case of restricted stock or other stock-based awards), awards relating to more than 5% of the common shares outstanding at the time such awards are granted.
          Shares Subject to the 2009 Stock Incentive Plan. The maximum number of the Corporation’s common shares, without par value, that may be delivered pursuant to awards granted under the 2009 Stock Incentive Plan is 1,250,000 common shares. Any shares subject to an award under the 2009 Stock Incentive Plan that are forfeited or terminated, expire unexercised, lapse, or are otherwise cancelled in a manner such that the common shares covered by such award are not issued may again be used for awards under the 2009 Stock Incentive Plan. Only the net shares issued upon vesting of restricted stock and only shares issued as a result of a “cashless” exercise of a stock option or an incentive stock option shall be considered issued under the 2009 Stock Incentive Plan. A maximum of 1,250,000 common shares may be issued upon exercise of incentive stock options. The maximum number of shares deliverable pursuant to awards granted under the 2009 Stock Incentive Plan is subject to adjustment by the Committee in the event of certain dilutive changes in the number of outstanding shares. Under the 2009 Stock Incentive Plan, the Company may issue authorized but unissued shares, treasury shares, or shares purchased by the Company on the open market or otherwise. The number of common shares available for future awards is reduced by the net number of shares issued pursuant to an award.
          Transferability. Rights under any award may not be transferred except by will or the laws of descent and distribution or a qualified domestic relations order. However, the Committee may, in its sole discretion, authorize in the applicable award agreement the transfer, without consideration, of all or a portion of a non-statutory stock option by a participant in the plan to family members, and entities owned by or for the benefit of family members.
          Amendment of the 2009 Stock Incentive Plan. The Board of Directors has the power and authority to terminate or amend the 2009 Stock Incentive Plan at any time; provided, however, the Board of Directors may not, without the approval of shareholders:
•	other than as a result of a dilutive event, increase the maximum number of shares which may be issued under the 2009 Stock Incentive Plan;

•	amend the requirements as to the class of employees eligible to purchase common shares under the 2009 Stock Incentive Plan;

•	extend the term of the Plan;

•	increase the maximum limits on awards to covered employees as set for compliance with

Section 162(m) of the Internal Revenue Code or applicable Treasury Regulations; or

•	decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.
          In addition, to the extent that the Committee determines that the listing requirements of any national securities exchange or quotation system on which the Company’s common shares are then listed or quoted, or the Internal Revenue Code or regulations promulgated thereunder, require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the 2009 Stock Incentive Plan shall not be amended without approval of the Company’s shareholders. No amendment to the 2009 Stock Incentive Plan may adversely affect any rights of a holder of an outstanding award under the 2009 Stock Incentive Plan without such holder’s consent.
     Change in Control. Unless provided otherwise in the applicable award agreement, in the event of a change in control, all outstanding awards shall become 100% vested, free of all restrictions, immediately and fully exercisable, and deemed earned in full and payable as of the day immediately preceding the change in control. A “change in control” means the occurrence of any one or more of the following events:
•	The acquisition by any individual, entity or group of beneficial ownership of 30% or more of the Company’s common shares or combined voting power;

•	Individuals who constitute the Board of Directors of the Company as of the effective date of the 2009 Stock Incentive Plan, or successors to such members approved by the Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors;

•	the consolidation, merger or the sale or other disposition of all or substantially all of the assets of the Company;

•	the adoption of any plan or proposal for the liquidation or dissolution of the Company; or

•	the bankruptcy of the Company.
          The Board of Directors may determine that any of the events described above will not constitute a change in control.
          Award Agreements and Term. All awards under the 2009 Stock Incentive Plan will be authorized by the Committee and evidenced by an award agreement setting forth the type of incentive being granted, the vesting schedule, and other terms and conditions of exercisability. No incentive stock options may be exercisable for more than ten (10) years from the date of grant, or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than ten percent (10%) of the Company’s common shares, five (5) years from the date of grant. In no event, however, may incentive stock options be granted after the expiration of ten (10) years from the effective date of the 2009 Stock Incentive Plan.
          Stock Options. A grant of a stock option entitles a participant to purchase from the Company a specified number of common shares at a specified price per share. In the discretion of the Committee, stock options may be granted as non-statutory stock options or incentive stock options, but incentive stock options may only be granted to employees of the Company. The aggregate fair market value of the common shares with respect to which incentive stock options become first exercisable by any participant during any calendar year cannot exceed $100,000.
          The Committee may fix any price as the purchase price per common share which may be purchased under a non-statutory stock option. The purchase price per common share which may be purchased under an incentive stock option must be at least equal to the fair market value of the Company’s common shares on the date of grant. The exercise price for common shares acquired on exercise of a stock option must be paid in cash, or, if approved by the Committee, delivery of shares of the Company’s common shares that have been held by the optionee for at least six months with a fair market value equal to the exercise price of the stock option, the withholding of shares that would otherwise be issuable upon exercise, participation in a “cashless exercise” arrangement, or payment of any other form of consideration acceptable to the Committee.

          Stock Appreciation Rights (SARs). The grant of a SAR provides the holder with the right to receive a payment in common shares equal to the excess of the fair market value of a specified number of common shares on the date the SAR is exercised over a SAR price specified in the applicable award agreement. The SAR price specified in an award agreement must be equal to or greater than the fair market value of the Company’s common shares on the date of the grant of the SAR.
          Restricted Stock. A grant of restricted stock is an award of common shares subject to restrictions or limitations set forth in the 2009 Stock Incentive Plan and in the related award agreement. The award agreement for restricted stock will specify the time or times within which such award may be subject to forfeiture and any performance goals which must be met in order to remove any restrictions on such award. Except for the right to vote the shares (unless otherwise provided in the applicable award agreement) and limitations on transfer or limitation set forth in the applicable award agreement, holders of restricted stock shall have all of the rights of a shareholder of the Company, including, if provided in the applicable award agreement, the right to receive any dividends thereon.
          Termination of Employment, Death, Disability and Retirement. Unless otherwise provided in an award agreement, upon the termination of a participant’s employment the non-vested portions of all outstanding awards will terminate immediately. Subject to different provisions in an award agreement, the period during which vested awards may be exercised following a termination of employment are described below:
(a)	If a participant’s employment is terminated for any reason other than as a result of death, disability, retirement or for cause, the vested portion of such award is exercisable for the lesser of the expiration date set forth in the applicable award agreement or ninety (90) days after the date of termination of employment.

(b)	In the event of the termination of participant’s employment for cause, all vested awards immediately expire.

(c)	Upon a participant’s retirement, any vested award shall expire on the earlier of the expiration date set forth in the award agreement for such award or one (1) year after the date of retirement (three (3) months in the case of incentive stock options).

(d)	Upon the death or disability of a participant, any vested award shall expire on the earlier of the expiration date set forth in the award agreement or the one (1) year anniversary date of the participant’s death or disability.
Federal Income Tax Consequences
          The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences associated with the grant of awards under the 2009 Stock Incentive Plan. This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences. This summary is based upon provisions of the Internal Revenue Code and the treasury regulations issued thereunder (the “Treasury Regulations”), and judicial and administrative interpretations under the Internal Revenue Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis). The federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Also, this information may not be applicable to employees of foreign subsidiaries or to participants who are not residents of the United States. Participants have been and are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2009 Stock Incentive Plan.
          Non-statutory Stock Options. A participant receiving a non-statutory stock option that has been issued with an exercise price not less than the fair market value of the Company’s common shares on the grant date will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises a non-statutory stock option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. When a participant disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the participant held the shares for more than one year following the exercise of the option. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon whether the participant held the shares for more than one year following the exercise of the option.

          Incentive Stock Options. Incentive stock options granted under the 2009 Stock Incentive Plan are intended to meet the definitional requirements of Section 422 of the Internal Revenue Code for “incentive stock options.” A participant receiving a grant of incentive stock options will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises an incentive stock option while employed by the Company or its subsidiary or within the three- month (one year for disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to the Company) but the excess of the fair market value of the shares acquired by such exercise over the option price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the date of grant and one year after the date of transfer of the shares to the participant (statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company or its subsidiary will be entitled to a federal tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending upon whether the participant held the shares for more than one (1) year following the exercise of the option). To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which incentive options become exercisable for the first time during any calendar year exceeds $100,000, such excess options will be treated as non-statutory options.
     Payment Using Shares. If a participant pays the exercise price of a non-statutory or incentive stock option with previously-owned common shares of the Company and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a non-statutory stock option is being exercised. The participant does not recognize income and the Company receives no deduction as a result of the tax-free portion of the exchange transaction. If the use of previously acquired incentive stock option shares to pay the exercise price of another incentive stock option constitutes a Disqualifying Disposition, the tax results are as described in the preceding paragraph. The income treatment will apply to the shares disposed of, but will not affect the favorable tax treatment of the shares received.
          Stock Appreciation Rights and Restricted Stock. A participant receiving a grant of SARs or restricted stock under the 2009 Stock Incentive Plan will not recognize income, and the Company will not be allowed a deduction at the time such award is granted, unless the participant makes the election described below with respect to restricted stock. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and the Company will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture. However, by filing a Section 83(b) election with the Internal Revenue Service within thirty (30) days after the date of grant of restricted stock, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by the Company will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.
          Requirements Regarding “Deferred Compensation.” Certain of the benefits under the 2009 Stock Incentive Plan may constitute “deferred compensation” within the meaning of Section 409A of the Internal Revenue Code, a recently enacted provision governing “nonqualified deferred compensation plans.” Failure to comply with the requirements of the provisions of Section 409A regarding participant elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for federal tax purposes earlier than expected, and to be subject to substantial penalties.
          ERISA. The Company believes that the 2009 Stock Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The 2009 Stock Incentive Plan is not qualified under Section 401(a) of the Internal Revenue Code.
Federal Tax Withholding
          Any ordinary income realized by a participant upon the exercise of an award under the 2009 Stock Incentive Plan is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act (“FICA”) and the Federal Unemployment Tax Act (“FUTA”).
          To satisfy federal income tax withholding requirements, the Company will have the right to require that, as a condition to delivery of any certificate for common shares, the participant remit to the Company an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the common shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations.
          Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the common shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year.
          Deferred compensation that is subject to Section 409A of the Internal Revenue Code will be subject to certain federal income tax withholding and reporting requirements. However, pursuant to IRS Notice 2005-94, the IRS has suspended these withholding and reporting requirements until further IRS guidance is issued.
Million Dollar Deduction Limit and Other Tax Matters
          The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s chief executive officer or is among one of the four other most highly-compensated officers for that taxable year as reported in the Company’s proxy statement. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. The Company intends that benefits in the form of stock options and restricted stock will be exempt from the $1,000,000 limitation on deductible compensation either as performance-based compensation or otherwise.
          If a individual’s rights under the plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Internal Revenue Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Internal Revenue Code, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the individual on the value of such accelerated rights, (ii) the loss by the Company of a compensation deduction on the value of such accelerated rights, and (iii) the loss by the Company of a compensation deduction.
Awards Granted under the 2009 Stock Incentive Plan
          At March 9, 2009, the Company estimates that approximately all officers, employees and directors were eligible to participate in the 2009 Stock Incentive Plan. Because the Committee has the discretion to grant awards under the 2009 Stock Incentive Plan, it is not possible as of the date of this proxy statement to determine future awards that will be received by executive officers, employees and directors under the 2009 Stock Incentive Plan. On March 9, 2009, the closing price of the Company’s common shares on the New York Stock Exchange was $0.97 per share.

Securities Authorized for Issuance under Current Equity Compensation Plans
As of December 31, 2008, the Company had the following outstanding stock option award agreements, weighted-average option exercise price, unvested performance share awards, and remaining shares reserved for future issuance under the Company’s existing Stock Incentive Plans:

		Weighted	Unvested
	Stock Option	Average	Performance	Remaining Shares
	Awards	Exercise	Share Awards	Reserved for Future
Plan (a)	Outstanding (b)	Price (c)	Outstanding (d)	Issuance (e)
1994 Plan	20,000	$11.68	47,374	—
1996 Plan	390,792	10.66	211,826	195,931
2002 Plan	90,483	7.73	7,000	42,466
2006 Plan	12,000	14.17	243,100	191,048

All Plans	513,275	10.27	509,300	429,445

(a)	All Plans were approved by the Board of Directors and received shareholder approval except the 2002 Plan. The 2002 Plan qualified as a “broadly based” plan under the provisions of the New York Stock Exchange rules and regulations at the time it was adopted and therefore did not require shareholder approval.

(b)	Represents the gross number of common shares to be issued upon exercise of outstanding option award agreements.

(c)	Represents the weighted-average exercise price of outstanding vested stock options. (d) Represents unvested performance shares awarded in prior years.

(e)	Represents the number of remaining shares available for future issuance (excluding shares reflected in the first and third columns.)
Shareholder Approval
          At the Meeting, shareholders will be asked to approve and ratify the adoption of the 2009 Stock Incentive Plan. Such action requires the affirmative vote of a majority of the votes cast on the matter, excluding broker non-votes.
The Board of Directors recommends that you vote “FOR” this Proposal.
SHAREHOLDERS’ PROPOSALS
FOR 2010 ANNUAL MEETING
     Shareholders who desire to present proposals at the 2010 Annual Meeting of Shareholders and to have proposals included in the Company’s proxy materials must submit their proposals to the Company at its principal executive offices not later than November 30, 2009. If the date of the 2010 Annual Meeting of Shareholders is changed by more than 30 days from the date of the 2009 Annual Meeting of Shareholders, the deadline for submitting proposals is a reasonable time before the Company begins to print and mail its proxy materials for its 2010 Annual Meeting of Shareholders.
     The person named in the Company’s form of proxy for the 2010 Annual Meeting will have discretionary authority to vote any proxies they hold at such meeting on any matter for which the Company does not receive notice by February 15, 2010, unless the Company changes the date of its 2010 Annual Meeting of Shareholders by more than 30 days from the date of the 2009 Annual Meeting of Shareholders, in which case such persons will be able to exercise discretionary authority if notice of the matter has not been received in a reasonable time before the Company mails its proxy materials for the 2010 Annual Meeting of Shareholders.
     If the date of the 2010 Annual Meeting of Shareholders is advanced or delayed by more than 30 calendar days from the date of the 2009 Annual Meeting of Shareholders, the Company shall, in a timely manner, inform shareholders of such change, by including a notice, under Item 5, in its earliest possible quarterly report on Form 10-Q. The notice will include the new deadline for submitting proposals to be included in the Company’s proxy statement and the new date for determining whether the Company may exercise discretionary voting authority because it has not received timely notice of a matter.
     In order to avoid controversy as to the date on which the Company receives any such proposal, it is suggested that shareholders submit their proposals by certified mail, return receipt requested, or other means that permit them to prove the date of delivery.
FINANCIAL STATEMENTS AND OTHER AVAILABLE DOCUMENTS
     Financial statements of the Company for its most recent fiscal year are contained in the 2008 Annual Report and the Company’s Report on Form 10-K for the fiscal year ended December 31, 2008. Printed copies of the Company’s Annual Report, the Company’s Annual Report on Form 10-K, Corporate Governance Principles, Code of Business Conduct and Ethics and Charters of Board Committees are available to shareholders upon written request to the Robert A. Mayfield, Corporate Secretary, Callon Petroleum Company, 200 North Canal Street, Natchez, Mississippi 39120. You may also view the documents on the Company’s website at www.callon.com.
OTHER BUSINESS
     The Board of Directors does not know of any matter to be acted upon at the 2009 Annual Meeting other than those described above. If other business comes before the 2009 Annual Meeting, the persons named on the proxy will vote the proxy in accordance with what they consider to be in the best interests of the Company and its shareholders.
     Please sign, date, and return your proxy promptly to avoid unnecessary expense. All shareholders are urged, regardless of the number of shares owned, to participate in the 2009 Annual Meeting by returning their proxy in the enclosed business reply envelope.

By Order of the Board of Directors
/s/ Fred L. Callon
Fred L. Callon
Chairman, President and Chief Executive Officer

Natchez, Mississippi
March 30, 2009

Exhibit A
CALLON PETROLEUM COMPANY
2009 Stock Incentive Plan
(Effective April 30, 2009)
SECTION 1
General Provisions Relating to
Plan Governance, Coverage and Benefits
1.1	Background and Purpose

Callon Petroleum Company, a Delaware corporation, (the “Company”) hereby establishes the Callon Petroleum Company 2009 Stock Incentive Plan (the “Plan”) effective as of April 30, 2009 for the benefit of the Company and the participants in the Plan.

The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase stockholder value by: (a) encouraging the commitment and retention of selected key Employees and Outside Directors, (b) motivating superior performance of key Employees and Outside Directors by means of long-term incentives, (c) encouraging and providing key Employees and Outside Directors with a program for obtaining ownership interests in the Company that link and align their personal interests to those of the Company’s stockholders, (d) maintaining competitive compensation levels, thereby attracting and retaining key Employees and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Employees and Outside Directors to share in the long-term growth and success of the Company.

The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 6.7, until the earlier of the date that (a) all Shares subject to the Plan have been purchased or acquired according to its provisions or (b) the Plan terminates pursuant to Section 6.18. However, in no event may an Incentive Stock Option be granted under the Plan after the expiration of ten (10) years from the Effective Date.

1.2	Definitions

The following terms shall have the meanings set forth below:
(a)	Authorized Officer. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

(b)	Board. The Board of Directors of the Company.

(c)	Cause. Unless otherwise provided in the applicable Incentive Agreement, when used in connection with the termination of a Grantee’s Employment, “Cause” shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of:
(i)	the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony or entering the plea of nolo contendere to such crime by Grantee;

(ii)	the commission by the Grantee of a material act of fraud upon the Company or any Parent or Subsidiary;

(iii)	the material misappropriation by the Grantee of any funds or other property of the Company or any Parent or Subsidiary;

(iv)	the knowing engagement by the Grantee without the written approval of the Board, in any material activity which directly competes with the business of the Company or any Parent or Subsidiary, or which would directly result in a material injury to the business or reputation of the Company or any Parent or Subsidiary; or

(v)	with respect to any Grantee who is an Employee (A) a material breach by Employee during his employment period of any of the restrictive covenants set out in his employment agreement with the Company or any Parent or Subsidiary, if applicable, or (B) the willful, material and repeated nonperformance of Employee’s duties to the Company or any Parent or Subsidiary (other than by reason of Employee’s illness or incapacity), but Cause shall not exist under this clause; or (v)(A) or (v)(B) until after written notice from the Board has been given to Employee of such material breach or nonperformance (which notice specifically identifies the manner and sets forth specific facts, circumstances and examples in which the Board believes that Employee has breached the agreement or not substantially performed his duties) and Employee has failed to cure such alleged breach or nonperformance within the time period set by the Board, but in no event less than thirty (30) business days after his receipt of such notice; and, for purposes of this clause (v), no act or failure to act on Employee’s part shall be deemed “willful” unless it is done or omitted by Employee not in good faith and without his reasonable belief that such action or omission was in the best interest of the Company (assuming disclosure of the pertinent facts, any action or omission by Employee after consultation with, and in accordance with the advice of, legal counsel reasonably acceptable to the Company shall be deemed to have been taken in good faith and to not be willful for purposes of this definition of “Cause”).
(d)	CEO. The Chief Executive Officer of the Company.

(e)	Change in Control. Any of the events described in and subject to Section 5.8.

(f)	Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder. References herein to any provision of the Code shall refer to any successor provision thereto.

(g)	Committee. A committee appointed by the Board to administer the Plan. The Plan shall be administered by the Compensation Committee appointed by the Board consisting of not less than three directors who fulfill the “non-employee director” requirements of Rule 16b-3 under the Exchange Act and the “outside director” requirements of Code Section 162(m). The Compensation Committee of the Board may appoint a subcommittee provided that, in all events, the members of the Committee for purposes of the Plan satisfy the requirements of the previous provisions of this paragraph.

The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may divide the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

Notwithstanding the preceding paragraphs of this Section 1.2(g), the term “Committee” as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

(h)	Common Stock. The common stock of the Company, no par value per share and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

(i)	Company. Callon Petroleum Company and any successor in interest thereto.

(j)	Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation § 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.

(k)	Disability. Disability means that the Grantee, because of ill health, physical or mental disability or any other reason beyond his control, is unable to perform his employment duties for a period of six (6) continuous months, as determined in good faith by the Committee. With respect to any Incentive Stock Option, however, “Disability” means permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required by such physician upon request. Notwithstanding the foregoing provisions of this paragraph, in the event any Incentive Award is subject to Code Section 409A, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Code Section 409A, the definition of “Disability” for purposes of such Incentive Award shall be the definition of “disability” provided for under Code Section 409A and the regulations or other guidance issued thereunder.

(l)	Employee. Any employee of the Company within the meaning of Code Section 3401(c) who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company, including, without limitation, officers who are members of the Board.

(m)	Employment. Employment means that the individual is employed as an Employee, or engaged as an Outside Director, by the Company, or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a). In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement. All determinations regarding Employment, and the termination of Employment hereunder, shall be made by the Committee.

The term “Employment” for all purposes of the Plan shall include (i) active performance of agreed services by an Employee and (ii) current membership on the Board by an Outside Director.

Notwithstanding anything in the Plan to the contrary, in the event an Incentive Award issued under the Plan is subject to Code Section 409A, then, to the extent necessary to comply with Code Section 409A, no Employee or Outside Director shall be deemed to have suffered a termination of Employment, unless such termination of Employment constitutes a “separation from service” as defined under Code Section 409A and the regulations or other guidance issued thereunder.

(n)	Exchange Act. The Securities Exchange Act of 1934, as amended.

(o)	Fair Market Value. While the Company is a Publicly Held Corporation, the Fair Market Value of one Share of Common Stock on the date in question is deemed to be the average of the opening and closing prices of a Share on the date as of which Fair Market Value is to be determined, or if no such sales were made on such date, the closing sales price on the immediately preceding business day of a Share as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading.

If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its sole and absolute discretion and using a reasonable valuation method in accordance with the requirements of Code Section 409A and the regulations and other guidance issued thereunder. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.

(p)	Grantee. Any Employee or Outside Director who is granted an Incentive Award under the Plan.

(q)	Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in- law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

(r)	Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 5.1.

(s)	Incentive Award or Award. A grant of an award under the Plan to a Grantee, including any Non-statutory Stock Option, Incentive Stock Option, Stock Appreciation Right (SAR), Restricted Stock Award, or Other Stock-Based Award.

(t)	Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and is intended to qualify as an Incentive Stock Option under Code Section 422.

(u)	Insider. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(v)	Non-statutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

(w)	Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

(x)	Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(y)	Outside Director. A member of the Board who is not at the time of grant of an Incentive Award, an Employee.

(z)	Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Code Section 424(e).

(aa)	Plan. The Callon Petroleum Company 2009 Stock Incentive Plan, as set forth herein and as it may be amended from time to time.

(bb)	Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

(cc)	Restricted Stock. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.

(dd)	Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.

(ee)	Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

(ff)	Retirement. The voluntary termination of Employment from the Company constituting retirement for age on any date after the Employee attains the normal retirement age of 70 years.

(gg)	Share. A share of the Common Stock of the Company.

(hh)	Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 5.6.

(ii)	Spread. The difference between the exercise price per Share specified in a SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

(jj)	Stock Appreciation Right or SAR. A Stock Appreciation Right as described in Section 2.4.

(kk)	Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee or (ii) a Non-statutory Stock Option granted to an Employee or Outside Director, which Option provides the Grantee with the right to purchase Shares of Common Stock upon specified terms. In accordance with Code Section 422, only an Employee may be granted an Incentive Stock Option.

(ll)	Subsidiary. Any (i) corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above, except that with respect to the issuance of Incentive Stock Options, the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.
1.3	Plan Administration
(a)	Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

(b)	Meetings. The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

(c)	Decisions Binding. All determinations and decisions of the Committee shall be made in its discretion pursuant to the terms and provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its stockholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

(d)	Modification of Outstanding Incentive Awards. Subject to the stockholder approval requirements of Section 6.7 if applicable, upon a Grantee’s death, Disability, Retirement or termination of Employment without Cause, or upon a Change in Control, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award (except for an Incentive Award that is a SAR), eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted, or (ii) is consented to by such Grantee. With respect to an Incentive Award that is an ISO, no adjustment thereto shall be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Grantee in writing. Notwithstanding the preceding provisions of this subsection, (i) no amendment or other modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant, and (ii) no acceleration of vesting, extension of exercisability or other modification shall be made that will subject the Grantee to adverse taxation under Code Section 409A.

(e)	Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority to grant Incentive Awards or (ii) to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the “performance-based exception” under Code Section 162(m), or the Sarbanes-Oxley Act of 2002.

(f)	Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

(g)	[Reserved]

(h)	Indemnification. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles or Certificate of Incorporation or Bylaws, pursuant to any separate indemnification or hold harmless agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
1.4	Shares of Common Stock Available for Incentive Awards

Subject to adjustment under Section 5.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) 1,250,000 Shares of Common Stock. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, which are forfeited or terminated, expire unexercised, lapse, are surrendered in payment of the exercise price of a Stock Option, are surrendered in payment of applicable employment taxes and/or other withholding obligations in connection with the vesting of an Incentive Award, or are settled in cash in lieu of Common Stock or in another manner such that all or some of the Shares covered by the Incentive Award are either not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again, in each case, immediately become available for

Incentive Awards to be granted under the Plan. The aggregate number of Shares of Common Stock which may be issued upon exercise of ISOs shall be 1,250,000 of the Shares reserved pursuant to the first sentence of this paragraph. For purposes of counting Shares against the ISO maximum, only the net number of Shares issued pursuant to the exercise of an ISO shall be counted. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.

During any period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the “performance-based exception” under Code Section 162(m), the following rules shall apply to grants of Incentive Awards to Covered Employees:
(a)	Subject to adjustment as provided in Section 5.6, the maximum aggregate number of Shares of Common Stock attributable to Incentive Awards (including Stock Options, SARs, and Restricted Stock) that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock), as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be two hundred thousand (200,000) Shares.

(b)	Subject to the limitation of paragraph (a) above, the maximum aggregate number of Shares issuable to any one person pursuant to Incentive Awards shall be five percent (5%) of the number of Shares of Common Stock outstanding at the time of the grant of an Incentive Award.

(c)	[Reserved]
1.5	Share Pool Adjustments for Awards and Payouts

The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:
(a)	Stock Option;

(b)	SAR;

(c)	Restricted Stock Award; and

(d)	A payout of an Other Stock-Based Award in Shares.
The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:
(a)	A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award;

(b)	Payment of an Option Price by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares withheld in payment of the Option Price); and

(c)	Payment of any applicable employment taxes and/or other withholding obligations by withholding Shares which otherwise would be acquired on exercise or vesting of the Incentive Award (i.e., the Share Pool shall be increased by the number of Shares withheld in payment of the applicable employment taxes and/or other withholding obligations).
Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Incentive Award, shares surrendered in payment of the exercise price of an Option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Option or vesting of another Incentive Award shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 1.4 above as the maximum number of Shares that may be delivered pursuant to Incentive Stock Options.

1.6	Common Stock Available

The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7	Participation
(a)	Eligibility. The Committee shall from time to time designate those Employees and/or Outside Directors to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee, who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

No Insider shall be eligible to be granted an Incentive Award that is subject to Rule 16a-3 under the Exchange Act unless and until such Insider has granted a limited power of attorney to those officers of the Company who have been designated by the Committee for purposes of future required filings under the Exchange Act.

(b)	Incentive Stock Option Eligibility. No individual shall be eligible for the grant of any Incentive Stock Option except an Employee. However, no Employee shall be eligible for the grant of any ISO who owns or would own immediately before the grant of such ISO, directly or indirectly, stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such ISO is granted, the ISO exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the ISO by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Code Section 424(d) shall apply from the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Code Section 422.
1.8	Types of Incentive Awards

The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights, Restricted Stock and Other Stock-Based Awards (as described in Section 4), or any combination of the foregoing.
SECTION 2
Stock Options and Stock Appreciation Rights
2.1	Grant of Stock Options

The Committee is authorized to grant (a) Non-statutory Stock Options to Employees and Outside Directors and (b) Incentive Stock Options to Employees only in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee regardless of whether any Stock Option previously granted to such person remains unexercised.

2.2	Stock Option Terms
(a)	Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.

(b)	Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

(c)	Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided however, that such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

(d)	Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option, not to exceed ten (10) years from the date of grant for ISO grants or five (5) years for ISO grants to 10% or greater stockholders pursuant to Section 1.7(b). In the event no term is fixed, such term shall be ten (10) years from the date of grant.

(e)	Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment before the Stock Option or portion thereof will become exercisable. All such terms and conditions shall be set forth in the Incentive Agreement.

(f)	$100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which ISOs are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such ISO shall automatically be deemed to be a Non-statutory Stock Option but only to the extent in excess of the $100,000 limit, and not an ISO. In such event, all other terms and provisions of such Stock Option grant shall remain unchanged. This paragraph shall be applied by taking ISOs into account in the order in which they were granted and shall be construed in accordance with Code Section 422(d).
2.3	Stock Option Exercises
(a)	Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price); or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.

Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.

The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker affecting a cashless exercise are not exempt under Section 16 of the Exchange Act if the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration; including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002, as determined by the Committee in its sole discretion.

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.

Subject to Section 5.4, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

(b)	Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded; or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

Any Grantee or other person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

(c)	Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

(d)	Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.
2.4	Stock Appreciation Rights
(a)	Grant. The Committee may grant Stock Appreciation Rights that are independent of Non-statutory Stock Options (“SARs”), but only with respect to Shares that are traded on an established securities exchange. All SARs granted under the Plan are intended to satisfy the requirements for stock appreciation rights to be exempt from the requirements of Code Section 409A, and therefore not provide for any deferral of compensation subject to Code Section 409A.

(b)	General Provisions. The terms and conditions of each SAR shall be evidenced by an Incentive Agreement. The exercise price per Share shall never be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the SAR. The term of the SAR shall be determined by the Committee. The Committee cannot include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR.

(c)	Exercise. SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant, provided that such terms and conditions are not inconsistent with the Plan. No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of his death or Disability which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.

(d)	Settlement. Upon exercise of the SAR, the Grantee shall receive an amount equal to the Spread. The Spread, less applicable withholdings, shall be payable only in Shares within 30 calendar days of the exercise date. In no event shall any SAR be settled in any manner other than by delivery of Shares that are traded on an established securities market. In addition, the Incentive Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered to the Grantee as a result of the exercise or vesting of a SAR.
SECTION 3
Restricted Stock
3.1	Award of Restricted Stock
(a)	Grant. With respect to a Grantee who is an Employee or Outside Director, Shares of Restricted Stock may be awarded by the Committee with such restrictions during the Restriction Period as the Committee shall designate in its discretion. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to, or more than the Fair Market Value of the shares of Restricted Stock on the grant date. Subject to Section 3.2(c), the terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement and, during the Restriction Period, such Shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83.

(b)	Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall not constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee or Outside Director, as applicable, and shall not entitle such Grantee to any voting and other ownership rights in such Shares until the date the Restriction Period ends.

As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee’s Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

3.2	Restrictions
(a)	Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.

(b)	Issuance of Certificates. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:
The transferability of this certificate and the shares of stock represented hereby are subject to restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Callon Petroleum Company 2009 Stock Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Callon Petroleum Company. A copy of the Plan and Incentive Agreement are on file in the main corporate office of Callon Petroleum Company.
Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.

(c)	Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is necessary or appropriate; provided, however, that the Committee may only accelerate the vesting of Restricted Stock upon a Grantee’s death, Disability, Retirement, or termination of Employment without Cause, or upon a Change in Control. Except as otherwise provided by Section 1.3(d), notwithstanding anything to the contrary herein, in no event shall the Restriction Period for a grant of Restricted Stock expire earlier than (i) one year from the date of grant for Restricted Stock for which the Restriction Period expires upon the attainment of Performance Goals (as described in Section 3.4) or (ii) ratably over three years from the date of grant for Restricted Stock for which the Restriction Period expires upon the performance of services over time.
3.3	Delivery of Shares of Common Stock. Subject to withholding taxes under Section 6.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions.
3.4	Performance Goals. Awards of Restricted Stock and Other Stock-Based Awards under the Plan may be made subject to the attainment of any of the goals described in this Section 3.4 (“Performance Goals”) relating to one or more business criteria which, where applicable, shall be within the meaning of Code Section 162(m) and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit;

net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report. However, to the extent Code Section 162(m) is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.
SECTION 4
Other Stock-Based Awards
4.1	Grant of Other Stock-Based Awards

Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are payable in Shares or in cash, as determined in the discretion of the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares of Common Stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures, and other rights convertible into Shares. As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in conjunction with any other Incentive Awards. Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation that is subject to Code Section 409A unless otherwise determined and provided by the Committee.

4.2	Other Stock-Based Award Terms
(a)	Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

(b)	Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) as otherwise specified in the Incentive Agreement.

(c)	Other Terms. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement, provided that such terms and conditions are consistent with the Plan. Except as otherwise provided by Section 1.3(d), notwithstanding anything to the contrary herein, in no event shall a grant of an Other Stock-Based Award vest earlier than (i) one year from the date of grant for an Other Stock-Based Award which is subject to the attainment of Performance Goals (as described in Section 3.4) or (ii) ratably over three years from the date of grant for an Other Stock-Based Award which vests upon the performance of services over time.

(d)	Payment. Other Stock-Based Awards shall be paid in Shares, in a single payment or in installments on such dates as determined by the Committee; all as specified in the Incentive Agreement.

SECTION 5
Provisions Relating to Plan Participation
5.1	Incentive Agreement

Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) shall forfeit an Incentive Award if terminated for cause, (f) shall not be permitted to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a stockholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

5.2	No Right to Employment

Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

5.3	Securities Requirements

The Company shall be under no obligation to affect the registration pursuant to the Securities Act of 1933 of any Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE

SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
5.4	Transferability

Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, only with respect to Incentive Awards consisting of Non-statutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Non-statutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Non-statutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 5.4, (C) subsequent transfers of transferred Non-statutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47. Following any permitted transfer, the Non-statutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 5.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Non-statutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.

The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 5.4 shall be void and ineffective. All determinations under this Section 5.4 shall be made by the Committee in its discretion.

5.5	Rights as a Stockholder
(a)	No Stockholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate or other record of ownership for such Shares.

(b)	Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.
5.6	Change in Stock and Adjustments
(a)	Changes in Law or Circumstances. Subject to Section 5.8 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Board or Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant. The Board or Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

(b)	Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(c)	Recapitalization of the Company. Subject to Section 5.8 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefore in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Board or Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 5.6(c).

(d)	Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 5.6 and subject to Section 5.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

(e)	Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Board or Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Board or Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award;

such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

(f)	Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Board or Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

Notwithstanding the previous paragraph of this Section 5.6(f), but subject to the accelerated vesting and other provisions of Section 5.8 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Board or Committee, in its discretion, shall have the right and power to:
(i)	cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Board or Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

(ii)	provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Board or Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

(iii)	provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.
The Board or Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 5.6(f).

5.7	Termination of Employment, Death, Disability and Retirement
(a)	Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment.

(b)	Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

(c)	Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon the termination of Employment due to the Grantee’s Retirement:
(i)	any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

(ii)	any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) one year after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.
(d)	Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon termination of Employment as a result of the Grantee’s Disability or death:
(i)	any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

(ii)	any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee’s termination of Employment date.
In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this Section 5.7(d) shall be determined by reference to Code Section 22(e)(3) to the extent required by Code Section 422(c)(6). The Committee shall determine whether a Disability for purposes of this Section 5.7(d) has occurred.
(e)	Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee or Outside Director, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required. Notwithstanding the foregoing, no amendment to a Grantee’s Incentive Award shall be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation subject to Code Section 409A, unless otherwise determined and provided by the Committee.
5.8	Change in Control

Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement:
(a)	all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

(b)	all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

(c)	all of the Performance-Based Stock-Based Awards and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.
For all purposes of this Plan, a “Change in Control” of the Company occurs upon a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets, as follows:
(a)	Change in Ownership. A change in ownership of the Company occurs on the date that any “Person” (as defined in below), other than (1) the Company or any of its subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (3) an underwriter temporarily holding stock pursuant to an offering of such stock, or (4) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Company’s stock, acquires ownership of the Company’s stock that, together with stock held by such Person, constitutes more than 50% of the total fair market value or total voting power of the Company’s stock. However, if any Person is considered to own already more than 50% of the total fair market value or total voting power of the Company’s stock, the acquisition of additional stock by the same Person is not considered to be a Change of Control. In addition, if any Person has effective control of the Company through ownership of 30% or more of the total voting power of the Company’s stock, as discussed in paragraph (b) below, the acquisition of additional control of the Company by the same Person is not considered to cause a Change in Control pursuant to this paragraph (a); or

(b)	Change in Effective Control. Even though the Company may not have undergone a change in ownership under paragraph (a) above, a change in the effective control of the Company occurs on either of the following dates:
(1)	the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person) ownership of the Company’s stock possessing 30 percent or more of the total voting power of the Company’s stock. However, if any Person owns 30% or more of the total voting power of the Company’s stock, the acquisition of additional control of the Company by the same Person is not considered to cause a Change in Control pursuant to this subparagraph (b)(1); or

(2)	the date during any 12-month period when a majority of members of the Board is replaced by directors whose appointment or election is not endorsed by a majority of the Board before the date of the appointment or election; provided, however, that any such director shall not be considered to be endorsed by the Board if his or her initial assumption of office occurs as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)	Change in Ownership of Substantial Portion of Assets. A change in the ownership of a substantial portion of the Company’s assets occurs on the date that a Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person) assets of the Company, that have a total gross fair market value equal to at least 40% of the total gross fair market value of all of the Company’s assets immediately before such acquisition or acquisitions. However, there is no Change in Control when there is such a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer, through a transfer to (i) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock; (ii) an entity, at least 50% of the total value or voting power of the stock of which is owned, directly or indirectly, by the Company; (iii) a Person that owns directly or indirectly, at least 50% of the total value or voting power of the Company’s outstanding stock; or (iv) an entity, at least 50% of the total value or voting power of the stock of which is owned by a Person that owns, directly or indirectly, at least 50% of the total value or voting power of the Company’s outstanding stock.
For purposes of the foregoing definition,
(a)	“Person” shall have the meaning given in Code Section 7701(a)(1). Person shall include more than one Person acting as a group as defined by the Final Treasury Regulations issued under Code Section 409A.

(b)	“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Securities Exchange Act of 1934, as amended.
The provisions of this Section 5.8 shall be interpreted in accordance with the requirements of the Final Treasury Regulations under Code Section 409A, it being the intent of the parties that this Section 5.8 shall be in compliance with the requirements of said Code Section and said Regulations.

Notwithstanding the occurrence of any of the foregoing events set out in this Section 5.8 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board (a) prior to the occurrence of an event that otherwise would be, or reasonably lead to, a Change in Control, or (b) after such event only if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be, or reasonably lead to, a Change in Control.

5.9	Financing

Subject to the requirements of the Sarbanes-Oxley Act of 2002, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.
SECTION 6
General
6.1	Effective Date and Grant Period

This Plan is adopted by the Board effective as of the Effective Date, subject to the approval of the stockholders of the Company within one year from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Notwithstanding the foregoing, any Incentive Award that is intended to satisfy the “performance-based exception” under Code Section 162(m) shall not be granted until the terms of the Plan are disclosed to, and approved by, the stockholders of the Company in accordance with the requirements of the “performance-based exception” under Code
Section 162(m).

6.2	Funding and Liability of Company

No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. The Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

6.3	Withholding Taxes
(a)	Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.

(b)	Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

(c)	Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy the minimum withholding taxes which could be imposed with respect to such disqualifying disposition.

(d)	Loans. To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee to permit the payment of taxes required by law.
6.4	No Guarantee of Tax Consequences

Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

6.5	Designation of Beneficiary by Participant

Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

6.6	Deferrals

The Committee shall not permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance-Based Stock-Based Awards or Other Stock-Based Awards.

6.7	Amendment and Termination

The Board shall have the power and authority to terminate or amend the Plan at any time; provided, however, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law:
(a)	except as provided in Section 5.6, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4;

(b)	amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;

(c)	extend the term of the Plan; or,

(d)	if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the “performance-based exception” under Code Section 162(m) or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.
No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s stockholders.
6.8	Requirements of Law
(a)	Governmental Entities and Securities Exchanges. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

(b)	Securities Act Rule 701. If no class of the Company’s securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701(e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this Section 6.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this Section 6.8(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company’s chairman, CEO, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.
6.9	Rule 16b-3 Securities Law Compliance for Insiders

If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

6.10	Compliance with Code Section 162(m) for Publicly Held Corporation

If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the “performance-based exception” under Code Section 162(m), except for grants of Non-statutory Stock Options with an Option Price set at less than the Fair Market Value of a Share on the date of grant. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the “performance-based exception” under Code Section 162(m) as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the “performance-based exception” under Code Section 162(m) to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

6.11	Notices
(a)	Notice From Insiders to Secretary of Change in Beneficial Ownership. Within two business days after the date of a change in beneficial ownership of the Common Stock issued or delivered pursuant to this Plan, an Insider should report to the Secretary of the Company any such change to the beneficial ownership of Common Stock that is required to be reported with respect to such Insider under Rule 16(a)-3 promulgated pursuant to the Exchange Act. Whenever reasonably feasible, Insiders will provide the Committee with advance notification of such change in beneficial ownership.

(b)	Notice to Insiders and Securities and Exchange Commission. The Company shall provide notice to any Insider, as well as to the Securities and Exchange Commission, of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with such “blackout period.”

6.12	Pre-Clearance Agreement with Brokers

Notwithstanding anything in the Plan to the contrary, no shares of Common Stock issued pursuant to this Plan will be delivered to a broker or dealer that receives such shares for the account of an Insider unless and until the broker or dealer enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated person) a change in the beneficial ownership of such shares.

6.13	Successors to Company

All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

6.14	Miscellaneous Provisions
(a)	No Employee, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

(b)	The expenses of the Plan shall be borne by the Company.

(c)	By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.
6.15	Severability

In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

6.16	Gender, Tense and Headings

Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

6.17	Governing Law

The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

6.18	Term of the Plan

Unless terminated earlier pursuant to Section 6.7 hereof, the Plan shall terminate as of the close of business on May 3, 2016, and no Incentive Award may be granted under the Plan thereafter, but such termination shall not affect any Incentive Award issued or granted on or prior to such termination date.

6.19	Section 409A Compliance

To the extent that the Plan provides for the payment of amounts that constitute “nonqualified deferred compensation” under Code Section 409A, the Plan is intended to comply with the provisions of Code Section 409A so as to prevent the inclusion of gross income of any amounts deferred hereunder in a taxable year that is prior to the taxable year or years in which such amounts would otherwise be actually distributed and made available to Grantees or beneficiaries.

IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, effective as of April 30, 2009.

CALLON PETROLEUM COMPANY

By:
Name:	Fred L. Callon
Title:	President & Chief Executive Officer

ANNUAL MEETING OF SHAREHOLDERS OF
CALLON PETROLEUM COMPANY
April 30, 2009
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.callon.com
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
â  Please detach along perforated line and mail in the envelope provided.  â

■ 20230300000000000000 4	043009

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:							FOR	AGAINST	ABSTAIN
					2.	To ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting firm.	☐	☐	☐

		NOMINEES:
☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ ¡	Fred L. Callon L. Richard Flury		3.	To approve and ratify the Callon Petroleum Company 2009 Stock Incentive Plan.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)				4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
■
■

☐
CALLON PETROLEUM COMPANY
200 North Canal Street, Natchez, Mississippi 39120
Proxy Solicited on Behalf of the Board of Directors
of the Company for the Annual Meeting of Shareholders on April 30, 2009
      The undersigned hereby constitutes and appoints Fred L. Callon his true and lawful agent and proxy with full power of substitution in each, to represent and to vote, as designated on the reverse, all of the shares of Common Stock of Callon Petroleum Company, held of record by the undersigned on March 9, 2009 at the Annual Meeting of Shareholders to be held at 9:00 a.m. in the Grand Ballroom of the Country Inns & Suites, 111 Broadway Street, Natchez, Mississippi 39120 on April 30, 2009, and at any adjournments thereof, on all matters coming before said meeting.
      IF NO DIRECTION AS TO THE MANNER OF VOTING THIS PROXY IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3 AS INDICATED ON THE REVERSE SIDE HEREOF.
      You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The Proxies cannot vote your shares unless you sign and return this card.
(Continued and to be signed on the reverse side)

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